UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21910

Claymore Exchange-Traded Fund Trust 2
(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Kevin M. Robinson
2455 Corporate West Drive, Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code: (630) 505-3700

Date of fiscal year end:  May 31

Date of reporting period:  June 1, 2011 - November 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.  Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

www.guggenheimfunds.com

... your road to the LATEST,

most up-to-date INFORMATION

Contents

Dear Shareholder	3

Economic and Market Overview	4

Management Discussion of Fund Performance	6

Fund Summary & Performance	17

Overview of Fund Expenses	26

Portfolio of Investments	28

Statement of Assets and Liabilities	42

Statement of Operations	44

Statement of Changes in Net Assets	46

Financial Highlights	50

Notes to Financial Statements	58

Supplemental Information	65

Considerations Regarding Annual Review of the Investment Advisory Agreements and Investment Sub-Advisory Agreement	67

Board Considerations Regarding Approval of Advisory Agreement and Sub-Advisory Agreement	69

Trust Information	71

About the Trust Adviser	Back Cover

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheimfunds.com, you will find:

•	Daily and historical fund pricing, fund returns, portfolio holdings and characteristics and distribution history.

•	Investor guides and fund fact sheets.

•	Regulatory documents including a prospectus and copies of shareholder reports.

Guggenheim Funds Distributors, Inc. is constantly updating and expanding shareholder information services on each Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment.

2 | Semiannual Report | November 30, 2011

Dear Shareholder |

Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) is pleased to present the semiannual shareholder report for eight of our exchange-traded funds (“ETFs” or “Funds”), including the Guggenheim Yuan Bond ETF, a new Fund introduced during 2011.

The Investment Adviser is now a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm. In September 2011, Guggenheim announced plans to combine its asset management capabilities under a single brand, Guggenheim Investments. This change marks an alignment of several complementary acquisitions into Guggenheim’s existing investment management business. Guggenheim Investments offers clients investment competencies across all major asset classes, including fixed income, equities and alternatives.

This report covers performance of the following eight Funds for the semiannual fiscal period ended November 30, 2011, with the name of each Fund followed by its NYSE Arca ticker symbol:

-           Guggenheim Canadian Energy Income ETF (ENY)

-           Guggenheim China Real Estate ETF (TAO)

-           Guggenheim China Small Cap ETF (HAO)

-           Guggenheim Frontier Markets ETF (FRN)

-           Guggenheim International Multi-Asset Income ETF (HGI)

-           Guggenheim Shipping ETF (SEA)

-           Guggenheim Timber ETF (CUT)

-           Guggenheim Yuan Bond ETF (RMB)

Guggenheim Funds Distributors, Inc., the distributor of the Funds, is committed to providing investors with innovative investment solutions; as of the date of this report we offer 44 ETFs with a wide range of domestic and global themes, as well as closed-end funds and unit investment trusts. We have built on the investment management strengths of Guggenheim Investments and worked with a diverse group of index providers to create some of the most distinctive ETFs available.

To learn more about economic and market conditions over the last year and the objective and performance of each ETF, we encourage you to read the Economic and Market Overview section of the report, which follows this letter, and the Management Discussion of Fund Performance for each ETF, which begins on page 6.

Sincerely,

Kevin M. Robinson
Chief Executive Officer
Claymore Exchange-Traded Fund Trust 2

December 30, 2011

Semiannual Report | November 30, 2011 | 3

Economic and Market Overview |

The economy and securities markets, both in the U.S. and around the world, were affected by uncertainty on many fronts during the six-month period ended November 30, 2011. Most high quality fixed income securities provided positive returns, while returns from equities and riskier bonds were generally negative.

In the U.S., economic fundamentals are healthier than the market’s weakness and extreme volatility imply, and concerns about renewed recession seem to have abated. There have been enough signs of momentum in aggregate demand and improvement in labor market activity to suggest that growth has firmed during 2011 following a period of extended weakness. The index of leading economic indicators published by the Conference Board, an independent business research association, suggests moderate expansion in economic activity in the months ahead. No recession has ever occurred without at least four consecutive negative months of trends in leading economic indicators, nor has a recession ever been preceded by accommodative actions on the part of the Federal Reserve, which has been aggressively accommodative and has pledged to remain so.

In late November, the Department of Commerce reported real growth in gross domestic product (GDP) at an annual rate of 2.0% for the third quarter of 2011, up from 1.3% in the second quarter of the year. The announcement included a statement that growth for the quarter reflected contributions from personal consumption expenditures, nonresidential fixed investment, exports, and federal government spending, partly offset by weakness in private inventory investment and state and local government spending.

While economic fundamentals have generally improved, the securities markets have exhibited considerable turmoil and volatility, driven largely by concerns about sovereign debt in several European nations, which European central bankers and governments are attempting to address. The troubles in Europe and uncertainty about sustainability of economic growth in Asia are driving investors toward dollar-denominated assets. In late summer, rates on U.S. Treasury bonds plunged to nearly unprecedented levels, as investors sought safety.

For the six-month period ended November 30, 2011, the Standard & Poor’s 500 Index (the “S&P”), which is generally regarded as an indicator of the broad U.S. stock market, returned -6.25%, with pronounced weakness during the summer followed by some improvement near the end of the period. Most foreign markets were much weaker: the Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East Index (“EAFE”) Index, which is composed of approximately 1,100 companies in 20 developed countries in Europe and the Pacific Basin, returned -16.56%. The return of the MSCI Emerging Market Index, which measures market performance in global emerging markets, was -19.40%.

In the bond market, higher quality issues performed better than lower-rated bonds, as investors sought to avoid risk. The return of the Barclays Capital U.S. Aggregate Bond Index, which is a proxy for the U.S. investment grade bond market, returned 3.54% for the period, while return of the Barclays Capital U.S. Corporate High Yield Index was -3.53%. Reflecting the Federal Reserve’s continuing accommodative monetary policy, interest rates on short-term securities remained at their lowest levels in many years; the return of the Barclays Capital 1–3 Month U.S. Treasury Bill Index was 0.02% for the same period.

4 | Semiannual Report | November 30, 2011

Economic and Market Overview continued

Index Definitions

All indices described below are unmanaged and reflect no expenses. It is not possible to invest directly in any index.

Standard & Poor’s (“S&P”) 500 Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is generally considered a representation of U.S. stock market.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

The MSCI EAFE Index is a free float-adjusted market capitalization weighted index designed to reflect the movements of stock markets in developed countries of Europe and the Pacific Basin. The index is calculated in U.S. dollars and is constructed to represent about 60% of market capitalization in each country.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets throughout the world.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged market value-weighted measure of U.S. Treasury issues, corporate bond issues, mortgage-backed securities and other asset-backed securities.

The Barclays Capital U.S. Corporate High Yield Index is a commonly used benchmark index for high yield corporate bonds. It is a measure of the broad high yield market.

The Barclays Capital U.S. Treasury Bill 1-3 Months Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default.

The Morgan Stanley Capital International (“MSCI”) China Index is an unmanaged, capitalization-weighted index that monitors the performance of stocks from the country of China.

The Dow Jones World Forestry & Paper Index is a float-adjusted capitalization-weighted index that provides a broad measure of the world forestry and paper markets. According to Dow Jones, the index consists of owners and operators of timber tracts, forest tree nurseries and sawmills excluding providers of finished wood products such as wooden beams, which are classified under Building Materials & Fixtures.

The S&P/TSX Composite Index (“S&P/TSX”) is a capitalization-weighted index of the largest companies on the Toronto Stock Exchange (TSX) as measured by market capitalization. The Toronto Stock Exchange listed companies in this index comprise about 70% of market capitalization for all Canadian-based companies listed on the TSX.

The Bank of China Hong Kong Offshore RMB Bond Index includes those offshore RMB bonds with relatively high liquid based on a set of pre-defined criteria on constituent bonds selection. This RMB denominated bond index is designed to track the total-return performance, including accrued interest as well as capital gains and losses of offshore RMB bonds.

The STOXX Europe Total Market Forestry & Paper Index represents the European forestry and paper industry as defined by the market standards of ICB (Industry Classification Benchmark).

Industry Sectors

Comments about industry sectors in these fund commentaries are based on Bloomberg industry classifications.

Semiannual Report | November 30, 2011 | 5

Management Discussion of Fund Performance |

ENY | Guggenheim Canadian Energy Income ETF

The Guggenheim Canadian Energy Income ETF, NYSE Arca ticker: ENY (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Sustainable Canadian Energy Income Index (the “Energy Income Index”).

The Index is comprised of approximately 30 stocks selected, based on investment and other criteria, from a universe of companies listed on the Toronto Stock Exchange (the “TSX”), NYSE AMEX, Nasdaq Stock Market or New York Stock Exchange. The universe of companies includes approximately 200 TSX-listed oil and gas sector securities including royalty trusts and approximately 25 oil sands resource producers that are classified as oil and gas producers. The companies in the universe are selected using criteria as identified by Sustainable Wealth Management, Ltd. (the “Index Provider”).

The Fund will invest at least 90% of its total assets in securities that comprise the Index. Guggenheim Funds Investment Advisors, LLC, the Fund’s investment adviser, seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited – whether based on net asset value (“NAV”) or market price – assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended November 30, 2011.

On a market price basis, the Fund generated a total return of -23.34%, which included a decrease in market price over the period to $16.70 as of November 30, 2011, from $22.06 on May 31, 2011. On an NAV basis, the Fund generated a total return of -22.74%, which included a decrease in NAV over the period to $16.81 as of November 30, 2011, from $22.03 on May 31, 2011. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time.

For underlying index and broad Canadian equity market comparison purposes, the Energy Income Index returned -21.86% and the S&P/TSX Composite Index (“S&P/TSX”) returned -14.78% for the six-month period ended November 30, 2011.

The Fund made quarterly distributions per share of $0.1050 on June 30, 2011, and $0.1060 on September 30, 2011.

Performance Attribution

Since more than 90% of the Fund’s portfolio is invested in the energy sector, the return of this sector was the main determinant of the Fund’s return, and it was the major source of the Fund’s negative return for the six-month period ended November 30, 2011. The Fund also has positions in the utilities and financial sectors, which had negative returns but minimal impact on the Fund’s return.

Positions that contributed most significantly to the Fund’s return included Daylight Energy Ltd., which is engaged in oil and gas exploration, exploitation, development and production in Alberta and British Columbia; Pembina Pipeline Corp., which owns and operates pipelines for transportation of crude oil and natural gas liquids produced in Western Canada; and Provident Energy Ltd., which owns and operates a natural gas liquids midstream services and marketing business (4.8%, 4.0% and 3.8%, respectively, of the Fund’s long-term investments at period end). Positions that detracted most significantly included Connacher Oil & Gas Ltd., an integrated energy company (not held in the Fund’s portfolio at period end); BlackPearl Resources, Inc., an oil and gas exploration company (2.0% of the Fund’s long-term investments at period end); and Suncor Energy Inc., an integrated energy company (3.0% of the Fund’s long-term investments at period end).

6 | Semiannual Report | November 30, 2011

Management Discussion of Fund Performance continued

TAO | Guggenheim China Real Estate ETF

Fund Overview

The Guggenheim China Real Estate ETF, NYSE Arca ticker: TAO (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the AlphaShares China Real Estate Index (the “Index”).

The Index is designed to measure and monitor the performance of the investable universe of publicly-traded companies and real estate investment trusts (REITs) deriving a majority of their revenues from real estate development, management and/or ownership of property in China or the Special Administrative Regions of China, such as Hong Kong and Macau. The Index was created by AlphaShares, LLC and is maintained by Standard & Poor’s.

The Fund will invest at least 90% of its total assets in common stock, American depositary receipts (ADRs), American depositary shares (ADSs), global depositary receipts (GDRs) and international depositary receipts (IDRs) that comprise the Index. Guggenheim Funds Investment Advisors, LLC, the Fund’s investment adviser, seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended November 30, 2011.

On a market price basis, the Fund generated a total return of -24.21%, which included a decrease in market price over the period to $15.21 as of November 30, 2011, from $20.07 on May 31, 2011. On an NAV basis, the Fund generated a total return of -27.91%, which included a decrease in NAV over the period to $14.52 as of November 30, 2011, from $20.14 on May 31, 2011. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and market comparison purposes, the Index returned -27.81% and the MSCI China Index, which measures performance of the Chinese equity market, returned -24.07% for the same period.

Performance Attribution

Nearly all of the Fund’s investments are in the real estate holding and development businesses and are classified in the financial and diversified sectors. For the six-month period ended November 30, 2011, both sectors had negative returns, detracting from the Fund’s return. The only position with a positive return, contributing to the Fund’s return, was The Link Real Estate Investment Trust, a real estate investment trust (REIT) based in Hong Kong that invests mainly in retail and car park facilities (8.0% of the Fund’s long-term investments at period end). Positions that detracted most significantly from the Fund’s return included Hongkong Land Holdings Ltd., a property investment, management and development group; Wharf Holdings Ltd., an investment holding company based in Hong Kong; and Cheung Kong Holdings Ltd., is a Hong Kong-based company that invests in and manages property development and investment projects and hotel and serviced suite operations (4.8%, 4.9% and 5.3%, respectively, of the Fund’s long-term investments at period end).

Semiannual Report | November 30, 2011 | 7

Management Discussion of Fund Performance continued

HAO | Guggenheim China Small Cap ETF

Fund Overview

The Guggenheim China Small Cap ETF, NYSE Arca ticker: HAO (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the AlphaShares China Small Cap Index (the “Index”).

The Index is designed to measure and monitor the performance of publicly-traded mainland China-based small capitalization companies. The Index was created by AlphaShares, LLC (“AlphaShares”) and is maintained by Standard & Poor’s. For inclusion in the Index, AlphaShares defines small-capitalization companies as those companies with a maximum $1.5 billion float-adjusted market capitalization.

The Fund will invest at least 90% of its total assets in common stock, American depositary receipts (ADRs), American depositary shares (ADSs), global depositary receipts (GDRs) and international depositary receipts (“IDRs”) that comprise the Index. Guggenheim Funds Investment Advisors, LLC, the Fund’s investment adviser, seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended November 30, 2011.

On a market price basis, the Fund generated a total return of -24.97%, which included a decrease in market price over the period to $21.87 as of November 30, 2011, from $29.15 on May 31, 2011. On an NAV basis, the Fund generated a total return of -29.83%, which included a decrease in NAV over the period to $20.51 as of November 30, 2011, from $29.23 on May 31, 2011. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Index returned -29.80% and the MSCI China Index, which measures performance of the broad Chinese equity market, returned -24.07% for six-month period ending November 30, 2011.

Performance Attribution

For the six-month period ended November 30, 2011, the diversified sector had a slightly positive return, contributing less than one percentage point to the Fund’s return. All other sectors had negative returns, detracting from the Fund’s return. The industrial sector detracted most; the utilities sector detracted least. Positions that contributed most significantly to the Fund’s return included Guangdong Investment Ltd., which invests in infrastructure and energy projects and owns and operates hotels and department stores operations; Yingde Gases Group Company Ltd., which produces and sells industrial gases; and Bosideng International Holdings Ltd., which markets and distributes apparel products and manufacturing equipment (1.6%, 1.4% and 0.7%, respectively, of the Fund’s long-term investments at period end). Positions that detracted most significantly from the Fund’s return included BBMG Corp., which manufactures building materials and is a developer and manager of real estate properties; China Shanshui Cement Group Ltd., which manufactures and sells cement and clinker; and Suntech Power Holdings Co., Ltd., a solar energy company (0.9%, 1.4% and 0.3%, respectively, of the Fund’s return long-term investments at period end).

8 | Semiannual Report | November 30, 2011

Management Discussion of Fund Performance continued

FRN | Guggenheim Frontier Markets ETF

Fund Overview

The Guggenheim Frontier Markets ETF, NYSE Arca ticker: FRN (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the BNY Mellon New Frontier DR Index (the “Frontier Index”).

The Frontier Index is composed of and tracks the performance of all liquid, as defined by BNY Mellon, the Fund’s index provider (the Index Provider), American depositary receipts (ADRs) and global depositary receipts (GDRs) that trade on the London Stock Exchange (LSE), New York Stock Exchange (NYSE), NYSE Arca, Inc. (NYSE Arca), NYSE Amex and Nasdaq Stock Market (NASDAQ) of Frontier Market countries, as defined by the Index Provider. The Index Provider defines Frontier Market countries based upon an evaluation of gross domestic product growth, per capita income growth, experienced and expected inflation rates, privatization of infrastructure and social inequalities. The countries currently are: Argentina, Bahrain, Jordan, Kuwait, Lebanon, Oman, Qatar, United Arab Emirates, Egypt, Ghana, Kenya, Malawi, Mauritius, Morocco, Nigeria, Tunisia, Zimbabwe, Bulgaria, Croatia, Czech Republic, Estonia, Georgia, Kazakhstan, Latvia, Lithuania, Poland, Romania, Slovak Republic, Slovenia, Ukraine, Bangladesh, Pakistan, Papua New Guinea, Sri Lanka, Vietnam, Peru, Chile, Colombia, Ecuador, Jamaica, Panama and Trinidad & Tobago. An ADR or GDR is determined to be liquid based upon an assessment of trading volume and market capitalization.

The Fund will invest at least 80% of its total assets in ADRs and GDRs that comprise the Index or in the stocks underlying such ADRs and GDRs. The Fund also will invest at least 80% of its total assets in securities of issuers from Frontier Market countries (whether directly or through ADRs or GDRs), as defined by the Index Provider. Guggenheim Funds Investment Advisors, LLC, the Fund’s investment adviser, seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended November 30, 2011.

On a market price basis, the Fund generated a total return of -16.91%, which included a decrease in market price over the period to $19.07 as of November 30, 2011, from $22.95 on May 31, 2011. On an NAV basis, the Fund generated a total return of -17.26%, which included a decrease in NAV over the period to $19.22 as of November 30, 2011, from $23.23 on May 31, 2011. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time.

For underlying index and broad emerging market comparison purposes, the Frontier Index returned -16.12% and the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index returned -19.40% for the six-month period ending November 30, 2011.

Performance Attribution

For the six-month period ended November 30, 2011, all sectors in which the Fund was invested had negative returns, detracting from the Fund’s return. The industrial sector detracted least, and the financial sector detracted most. Positions that contributed most significantly to the Fund’s return included Oil & Gas Development Co. Ltd., GDR, a leading energy company in Pakistan (not held in the Fund’s portfolio at period end); Commercial Bank of Qatar, a retail and commercial bank in Qatar (1.9% of the Fund’s long-term investments at period end); and Telekomunikacja Polska S.A., a provider of telecommunication services in Poland (not held in the Fund’s portfolio at period end). Positions that detracted most significantly from the Fund’s return included two Chilean companies that generate and distribute electric energy, Empresa Nacional de Electricidad SA and Enersis SA (6.5% and 6.0%, respectively, of the Fund’s long-term investments at period end); and Banco Santander, S.A., a Spanish bank with operations in Europe and Latin America (3.6% of the Fund’s long-term investments at period end).

Semiannual Report | November 30, 2011 | 9

Management Discussion of Fund Performance continued

HGI | Guggenheim International Multi-Asset Income ETF

Fund Overview

The Guggenheim International Multi-Asset Income ETF, NYSE Arca ticker: HGI (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an index called the Zacks International Multi-Asset Income Index (the “Index”).

The Index is comprised of approximately 150 securities selected, based on investment and other criteria, from a universe of international companies, global real estate investment trusts (REITs), master limited partnerships (MLPs), Canadian royalty trusts, American depositary receipts (ADRs) of emerging market companies and U.S. listed closed-end funds that invest in international companies, and at all times is comprised of at least 40% non-U.S. securities. The companies in the universe are selected using a proprietary strategy developed by Zacks Investment Research, Inc.

The Fund will invest at least 90% of its total assets in securities that comprise the Index and underlying securities representing the ADRs included in the Index. Guggenheim Funds Investment Advisors, LLC, the Fund’s investment adviser, seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended November 30, 2011.

On a market price basis, the Fund generated a total return of -14.74%, which included a decrease in market price over the period to $16.53 as of November 30, 2011, from $20.02 on May 31, 2011. On an NAV basis, the Fund generated a total return of -15.41%, which included a decrease in NAV over the period to $16.37 as of November 30, 2011, from $19.98 on May 31, 2011. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Index returned -14.60% and the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index, an index designed to reflect the movements of stock markets in developed countries of Europe and the Pacific Basin, returned -16.56% for the same period.

The Fund made quarterly distributions per share of $0.3090 on June 30, 2011, and $0.2470 on September 30, 2011.

Performance Attribution

For the six-month period ended November 30, 2011, all sectors in which the Fund was invested had negative returns, detracting from the Fund’s return. The utilities and diversified sectors detracted least from the Fund’s return; the financial sector detracted most. Positions that contributed most significantly to the Fund’s return included SandRidge Mississippian Trust I, which owns royalty interests in producing and developing oil wells in the Mississippian formation in Oklahoma; Huaneng Power International, Inc., which builds and operates power plants in China; and Repsol YPF SA, an integrated oil and gas company based in Spain (2.1%, 1.4% and 0.9%, respectively, of the Fund’s long-term investments at period end). Positions that detracted most significantly from the Fund’s return included Alon Holdings Blue Square Israel Ltd., an Israeli company that operates retail stores and commercial real estate properties (not held in the Fund’s portfolio at period end); Penn West Petroleum Ltd., an oil and natural gas producer based in Alberta, Canada (2.7% of the Fund’s long-term investments at period end); and Partner Communications Company Ltd., which operates mobile telephone networks in Israel (not held in the Fund’s portfolio at period end).

10 | Semiannual Report | November 30, 2011

Management Discussion of Fund Performance continued

SEA | Guggenheim Shipping ETF

Fund Overview

The Guggenheim Shipping ETF, NYSE Arca ticker: SEA (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Dow Jones Global Shipping IndexSM (the “Index”).

The Index is designed to measure the performance of high dividend-paying companies in the shipping industry. CME Group Index Services LLC (the “Index Provider”) uses a rules-based methodology to rank companies by yield that are involved in the shipping industry globally that primarily transport goods and materials. The Index Provider considers a company to be in the shipping industry if its revenues are derived primarily from shipping activities (excluding companies solely involved in transporting passengers). The Index Provider determines whether a company is “high-dividend paying” by ranking it relative to other companies in the shipping industry based upon indicated annual yield (most recent distribution annualized and divided by the current share price). Prior to July 27, 2011, the Fund sought to replicate, before the Fund’s fees and expenses, the performance of the Delta Global Shipping Index.

The Fund will at all times invest at least 90% of its total assets in common stock, American depositary receipts (ADRs), global depositary receipts (GDRs) and master limited partnerships (MLPs) that comprise the Index and the underlying stocks in respect of the ADRs and GDRs in the Index. Guggenheim Funds Investment Advisors, LLC, the Fund’s investment adviser, seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended November 30, 2011.

On a market price basis, the Fund generated a total return of -39.77%, which included a decrease in market price over the period to $14.35 as of November 30, 2011, from $24.67 on May 31, 2011. On an NAV basis, the Fund generated a total return of -41.12%, which included a decrease in NAV over the period to $14.04 as of November 30, 2011, from $24.69 on May 31, 2011. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Index returned -37.28% and the MSCI World Index, an index designed to measure the equity market performance of developed markets, returned -11.66% for the same period.

The Fund made quarterly distributions per share of $0.6840 on June 30, 2011, and $0.0770 on September 30, 2011.

Performance Attribution

Since more than 90% of the Fund’s portfolio is invested in the industrial sector, return of this sector is the main determinant of the Fund’s return, and the industrial sector’s negative return was the major reason for the Fund’s negative return for the six-month period ended November 30, 2011.

All of the securities held in the Fund’s portfolio had negative returns for the six-month period ended November 30, 2011. Positions that detracted least from Fund’s return included Teekay Offshore Partners, LP, a provider of marine transportation and storage services to the offshore oil drilling industry (4.3% of the Fund’s total investments at period end); Teekay LNG Partners LP, a provider of marine transportation services to producers of liquefied natural gas, liquefied petroleum gas and crude oil (4.7% of the Fund’s total investments at period end); and DryShips, Inc., which owns and operates drybulk carrier vessels, and oil tankers and ultra-deepwater drilling units (not held in the Fund’s portfolio at period end). Positions that detracted most significantly from Fund’s return included three Japanese marine transportation companies: Mitsui OSK Lines Ltd.; Nippon Yusen KK; and Kawasaki Kisen Kaisha Ltd. (9.8%, 9.8% and 4.4%, respectively, of the Fund’s total investments at period end).

Semiannual Report | November 30, 2011 | 11

Management Discussion of Fund Performance continued

CUT | Guggenheim Timber ETF

Fund Overview

The Guggenheim Timber ETF, NYSE Arca ticker: CUT (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Beacon Global Timber Index (the “Index”).

All securities in the Index are selected from the universe of global timber companies. Beacon Indexes LLC (“Beacon” or the “Index Provider”) defines global timber companies as firms who own or lease forested land and harvest the timber from such forested land for commercial use and sale of wood-based products, including lumber, pulp or other processed or finished goods such as paper and packaging.

The Fund will invest at least 90% of its total assets in common stock, American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that comprise the Index. Guggenheim Funds Investment Advisors, LLC, the Fund’s investment adviser, seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended November 30, 2011.

On a market price basis, the Fund generated a total return of -24.26%, which included a decrease in market price over the period to $16.95 as of November 30, 2011, from $22.38 on May 31, 2011. On an NAV basis, the Fund generated a total return of -24.83%, which included a decrease in NAV over the period to $16.83 as of November 30, 2011, from $22.39 on May 31, 2011. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and broad world market comparison purposes, the Index returned -24.30%; the Dow Jones Global Forestry & Paper Index returned -29.12%; and the MSCI World Index, an index designed to measure the equity market performance of developed markets, returned -11.66% for the same period.

Performance Attribution

Since more than 80% of the Fund’s portfolio is invested in the basic materials sector, return of this sector is the main determinant of the Fund’s return, and it was the major detractor from the Fund’s return for the six-month period ended November 30, 2011. The Fund also has positions in the financial and industrial sectors, both of which detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s return included three Japanese paper companies: Oji Paper Co., Ltd., Hokuetsu Kishu Paper Co., Ltd. and Nippon Paper Group, Inc. (4.3%, 2.8% and 4.0%, respectively, of the Fund’s long-term investments at period end). Positions that detracted most significantly from the Fund’s return included Sino-Forest Corporation, a commercial forest plantation operator in the People’s Republic of China (not held in the Fund’s portfolio at period end); Fibria Celulose SA, a Brazilian company involved in the renewable forest business (3.7% of the Fund’s long-term investments at period end); and Smurfit Kappa Group PLC, one of the world’s largest integrated manufacturers of paper-based packaging products, with operations in Europe and Latin America (3.0% of the Fund’s long-term investments at period end).

12 | Semiannual Report | November 30, 2011

Management Discussion of Fund Performance continued

RMB | Guggenheim Yuan Bond ETF

Fund Overview

The Guggenheim Yuan Bond ETF, NYSE Arca ticker: RMB (the “Fund”) seeks to replicate, before the Fund’s fees and expenses, the performance of the AlphaShares China Yuan Bond Index (the “Index”). The Index is a rules-based index comprised of, as of December 1, 2011, approximately 44 securities. The securities in the Index are bonds that are eligible for investment by U.S. and other foreign investors and denominated in Chinese Yuan, whether issued by Chinese or non-Chinese issuers and traded in the secondary market, a market commonly referred to as the “Dim Sum” bond market. The Fund will not invest in securities traded in mainland China. The Index includes bonds issued by mainland Chinese entities with a minimum of Yuan 1 billion outstanding par value, as well as bonds issued by non-mainland Chinese entities (which have no minimum outstanding par value requirement). All of the bond issues or issuers must have an investment grade rating by Moody’s Investors Service (Moody’s), Standard & Poor’s Ratings Services (S&P) and/or Fitch Ratings. Bonds must have a minimum of one year maturity for inclusion in the Index. Only bonds that pay a fixed periodic coupon, that delay coupon payments until maturity, zero coupon bonds or floating rate bonds are eligible for inclusion in the Index. The interest rates of the floating rate bonds in the Index typically adjust based upon the then-current Shanghai Interbank Offered Rate on a quarterly basis. The Chinese Yuan-denominated debt securities in which the Fund invests are currently not listed on a stock exchange or a primary securities market where trading is conducted on a regular basis. The Index was created by AlphaShares, LLC and is maintained by Interactive Data Corporation.

The Fund will invest at least 80% of its total assets in fixed income securities that comprise the Index. Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”), J.P. Morgan Investment Management, Inc. (“JPMIM”) and JF International Management Inc. (“JFIMI,” together with JPMIM, the “Investment Sub-Advisers”) seek a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation.

The Fund uses a sampling approach in seeking to achieve its investment objective. Sampling means that the Investment Adviser and Investment Sub-Advisers use quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes and other characteristics. These characteristics include maturity, credit quality, duration and other financial characteristics of fixed income securities.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the abbreviated semiannual fiscal period from the Fund’s inception date of September 22, 2011, through November 30, 2011.

On a market price basis, the Fund generated a total return of 0.87%, which included an increase in market price over the period to $25.20 as of November 30, 2011, from $25.00 at inception. On an NAV basis, the Fund generated a total return of -0.77%, which included a decrease in NAV over the period to $24.79 as of November 30, 2011, from $25.00 at inception. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and Chinese bond market comparison purposes, the Index returned -0.79% and the Bank of China Hong Kong Offshore RMB Bond Index, which also measures the performance of the Dim Sum bond market, but includes both investment grade and below investment grade rated securities, returned -3.03% for the period from the Fund’s inception date through November 30, 2011.

Performance Attribution

For the period from October 1, 2011, when the structuring of the Fund’s portfolio to the Index was largely completed, through November 30, 2011, the diversified financial services, auto manufacturers and investment companies sectors had positive returns, contributing to the Fund’s return. The banks and sovereign sectors detracted most from the Fund’s return. Positions that contributed most significantly to the Fund’s return included 2.7% coupon 2012 bonds issued by the Chinese

Semiannual Report | November 30, 2011 | 13

Management Discussion of Fund Performance continued

RMB | Guggenheim Yuan Bond ETF (continued)

government; 1.35% coupon 2013 bonds issued by Caterpillar Financial, an affiliate of Caterpillar Inc., a manufacturer of construction and mining equipment, engines, turbines and locomotives; and 6.34% bonds issued by China Development Bank, a development-oriented financial institution of the Chinese government. None of these bonds were held in the Fund’s portfolio at period end. Positions that detracted most significantly from the Fund’s return included 1.8% coupon 2015 bonds issued by the Chinese government (not held in the Fund’s portfolio at period end) and two series of bonds issued by China Development Bank, 2.7% coupon 2013 bonds (13.5% of the Fund’s total investments at period end) and 1.3% coupon 2014 bonds (not held in the Fund’s portfolio at period end).

14 | Semiannual Report | November 30, 2011

Management Discussion of Fund Performance continued

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers and Guggenheim Funds only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

This information does not represent an offer to sell securities of the Funds and it is not soliciting an offer to buy securities of the Funds. An investment in the various Guggenheim Funds ETFs is subject to certain risks and other considerations. Below are some general risks and considerations associated with investing in the Fund, which may cause you to lose money, including the entire principal that you invest. Please refer to the individual ETF prospectus for a more detailed discussion of the Fund-specific risks and considerations.

Equity Risk: The value of the securities held by the Funds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Funds participate, or factors relating to specific companies in which the Funds invest.

Foreign Investment Risk: Investing in non-U.S. issuers may involve unique risks such as currency, political, and economic risk, as well as less market liquidity, generally greater market volatility and less complete financial information than for U.S. issuers.

Small and Medium-Sized Company Risk: Investing in securities of these companies involves greater risk as their stocks may be more volatile and less liquid than investing in more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

Non-Correlation Risk: The Fund’s return may not match the return of the Index including, but not limited to, operating expenses and costs in buying and selling securities to reflect changes in the Index. The Fund may not be fully invested at times. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate with the Index return, as would be the case if it purchased all of the stocks with the same weightings as the Index.

Replication Management Risk: The Fund is not “actively” managed. Therefore, it would not necessarily sell a stock because the stock’s issuer was in financial trouble unless that stock is removed from the Index.

Issuer-Specific Changes: The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Fund Risk: The Fund can invest a greater portion of assets in securities of individual issuers than a diversified fund. Changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Industry Risk: If the Index is comprised of issuers in a particular industry or sector, the Fund would therefore be focused in that industry or sector. Accordingly, the Fund may be subject to more risks than if it were broadly diversified over numerous industries and sectors of the economy.

Emerging Markets Risk (CUT, FRN, HGI, TAO, HAO, RMB): Investment in securities of issuers based in developing or “emerging market” countries entails all of the risks of investing in securities of non-U.S. issuers, as previously described, but to a heightened degree.

Canadian Risk (ENY and HGI): Investing in Canadian royalty trusts and stocks listed on the TSX are subject to: Commodity Exposure Risk, Reliance on Exports Risk, U.S. Economic Risk and Structural Risk (Political Risk).

Master Limited Partnership (MLP) Risk (FRN and HGI): Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs.

China Investment Risk (HAO, TAO and RMB): Investing in securities of Chinese companies involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. See prospectus for more information.

REIT Risk (CUT, HGI and TAO): Investments in securities of real estate companies involve risks. These risks include, among others, adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of changes in environmental laws.

Risks of Investing In Other Investment Companies (HGI): Investments in these securities involve risks, including, among others, that shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies (in the case of closed-end investment companies) may sometimes require the payment of substantial premiums above the value of such companies’ portfolio securities or net asset values.

Risks of Investing in Frontier Securities (FRN): Investment in securities in emerging market countries involves risks not associated with investments in securities in developed countries, including risks associated with expropriation and/or nationalization, political or social instability, armed conflict, the impact on the economy as a result of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting, auditing and financial reporting standards, less publicly available financial and other information, diplomatic development which could affect U.S. investments in those countries and potential difficulties in enforcing contractual obligations. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risk of investing in emerging market countries are magnified in frontier countries. As of the date of this prospectus, a significant percentage of the Index is comprised of securities of companies from Poland, Chile and Egypt. To the extent that the index is focused on securities of any one country, including Poland, Chile or Egypt, the value of the index will be especially affected

Semiannual Report | November 30, 2011 | 15

Management Discussion of Fund Performance continued

by adverse developments in such country, including the risks described above. Please note: the above risks are a broad overview of the potential risks associated with investing in the Frontier markets. Investing in securities of Frontier countries involves significant risk. The prospectus contains a more detailed discussion of these individual risks and should be evaluated when determining an investor’s risk tolerance.

Foreign Issuers Risk (RMB): Investments in Chinese Yuan-denominated bonds of foreign corporations, governments, agencies and instrumentalities are supranational agencies which have different risks than investing in U.S. companies.

Currency Risk (RMB): Changes in currency exchange rates and the relative value of the Chinese Yuan will affect the value of the Fund’s investment and the value of your Shares. Because the Fund’s net asset value (“NAV”) is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the Fund may go down if the value of the Chinese Yuan depreciates against the U.S. dollar.

In addition to the risks described, there are certain other risks related to investing in the Funds. These risks are described further in the Prospectus and Statement of Additional Information.

16 | Semiannual Report | November 30, 2011

Fund Summary & Performance | As of November 30, 2011 (unaudited)

ENY | Guggenheim Canadian Energy Income ETF

Fund Statistics
Share Price	$16.70
Net Asset Value	$16.81
Premium/Discount to NAV	-0.65%
Net Assets ($000)	$123,906

Total Returns
			Three	Since
	Six	One	Year	Inception
(Inception 7/3/07)	Months	Year	(Annualized)	(Annualized)
Guggenheim Canadian
Energy Income ETF
NAV	-22.74%	-6.65%	13.15%	-4.80%
Market	-23.34%	-7.76%	14.53%	-4.96%
Sustainable Canadian Energy Income Index	-21.86%	-5.03%	15.32%	-2.99%
S&P/TSX Composite Index	-14.78%	-2.63%	20.48%	0.82%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.05 per share for share price returns or initial net asset value (NAV) of $25.05 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.84%. In the Financial Highlights section of this Semiannual Report, the Fund’s annualized net operating expense ratio was 0.70% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.78%. There is a contractual fee waiver currently in place for this Fund through December 31, 2014 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%. Without this expense cap, actual returns would be lower.

% of
Portfolio Breakdown	Net Assets
Energy	96.2%
Financial	3.5%
Total Long-Term Investments	99.7%
Investments of Collateral for Securities Loaned	45.7%
Total Investments	145.4%
Liabilities in excess of Other Assets	-45.4%
Net Assets	100.0%

% of Long-Term
Country Breakdown	Investments
Canada	100.0%

% of Long-Term
Currency Denomination	Investments
Canadian Dollar	100.0%

% of Long-Term
Top Ten Holdings	Investments
Canadian Oil Sands Ltd.	5.7%
Baytex Energy Corp.	5.3%
Daylight Energy Ltd.	4.8%
Husky Energy, Inc.	4.7%
Pembina Pipeline Corp.	4.0%
ARC Resources Ltd.	3.8%
Provident Energy Ltd.	3.8%
Bonavista Energy Corp.	3.8%
Gibson Energy, Inc.	3.7%
Freehold Royalties Ltd.	3.7%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Semiannual Report | November 30, 2011 | 17

Fund Summary & Performance (unaudited) continued

TAO | Guggenheim China Real Estate ETF

Fund Statistics
Share Price	$15.21
Net Asset Value	$14.52
Premium/Discount to NAV	4.75%
Net Assets ($000)	$19,018

Total Returns
			Three	Since
	Six	One	Year	Inception
(Inception 12/18/07)	Month	Year	(Annualized)	(Annualized)
Guggenheim China Real Estate ETF
NAV	-27.91%	-26.03%	16.22%	-9.79%
Market	-24.21%	-22.08%	17.29%	-8.75%
AlphaShares China Real Estate Index	-27.81%	-25.60%	17.10%	-8.95%
MSCI China Index	-24.07%	-20.95%	14.29%	-8.51%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $23.50 per share for share price returns or initial net asset value (NAV) of $23.50 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 1.02%. In the Financial Highlights section of this Semiannual Report, the Fund’s annualized net operating expense ratio was 0.70%, while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 1.44%. There is a contractual fee waiver currently in place for this Fund through December 31, 2014 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.65%. Without this expense cap, actual returns would be lower.

% of
Portfolio Breakdown	Net Assets
Financials/Real Estate	86.2%
Diversified	12.7%
Energy	0.7%
Total Common Stocks and Rights	99.6%
Investments of Collateral for Securities Loaned	10.5%
Total Investments	110.1%
Liabilities in excess of Other Assets	-10.1%
Net Assets	100.0%

% of Long-Term
Country Breakdown	Investments
China	99.4%
Singapore	0.6%

% of Long-Term
Currency Denomination	Investments
Hong Kong Dollar	94.2%
United States Dollar	5.2%
Singapore Dollar	0.6%

% of Long-Term
Top Ten Holdings	Investments
Link Real Estate Investment Trust	8.0%
China Overseas Land & Investment Ltd.	6.0%
Swire Pacific Ltd., Class A	5.4%
Cheung Kong Holdings Ltd.	5.3%
Sun Hung Kai Properties Ltd.	4.9%
Wharf Holdings Ltd.	4.9%
Hongkong Land Holdings Ltd.	4.8%
Sino Land Co. Ltd.	4.6%
Henderson Land Development Co. Ltd.	4.6%
Hang Lung Group Ltd.	4.3%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

18 | Semiannual Report | November 30, 2011

Fund Summary & Performance (unaudited) continued

HAO | Guggenheim China Small Cap ETF

Fund Statistics
Share Price	$21.87
Net Asset Value	$20.51
Premium/Discount to NAV	6.63%
Net Assets ($000)	$151,745

Total Returns
			Three	Since
	Six	One	Year	Inception
(Inception 1/30/08)	Months	Year	(Annualized)	(Annualized)
Guggenheim China Small Cap ETF
NAV	-29.83%	-33.51%	22.81%	-3.79%
Market	-24.97%	-29.03%	26.28%	-2.17%
AlphaShares China Small Cap Index	-29.80%	-33.03%	24.14%	-2.77%
MSCI China Index	-24.07%	-20.95%	14.32%	-5.43%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.34 per share for share price returns or initial net asset value (NAV) of $24.34 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.89%. In the Financial Highlights section of this Semiannual Report, the Fund’s annualized net operating expense ratio was 0.75% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.97%. There is a contractual fee waiver currently in place for this Fund through December 31, 2014 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.70% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.70%. Without this expense cap, actual returns would be lower.

% of
Portfolio Breakdown	Net Assets
Industrial	21.4%
Consumer, Non-cyclical	20.3%
Consumer, Cyclical	19.0%
Basic Materials	13.7%
Financial	11.5%
Communications	4.9%
Technology	3.0%
Utilities	2.7%
Diversified	2.3%
Energy	1.2%
Total Long-Term Investments	100.0%
Investments of Collateral for Securities Loaned	23.0%
Total Investments	123.0%
Liabilities in excess of Other Assets	(23.0)%
Net Assets	100.0%

% of Long-Term
Country Breakdown	Investments
China	99.4%
Singapore	0.6%

% of Long-Term
Currency Denomination	Investments
Hong Kong Dollar	89.0%
United States Dollar	7.6%
Singapore Dollar	3.4%

% of Long-Term
Top Ten Holdings	Investments
Mindray Medical International Ltd.	2.4%
Tsingtao Brewery Co. Ltd.	1.6%
Guangdong Investment Ltd.	1.6%
Zhaojin Mining Industry Co. Ltd	1.6%
Great Wall Motor Co. Ltd.	1.5%
China BlueChemical Ltd.	1.5%
Yingde Gases	1.4%
China Shanshui Cement Group Ltd.	1.4%
Soho China Ltd.	1.3%
China Everbright Ltd.	1.3%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Semiannual Report | November 30, 2011 | 19

Fund Summary & Performance (unaudited) continued

FRN | Guggenheim Frontier Markets ETF

Fund Statistics
Share Price	$19.07
Net Asset Value	$19.22
Premium/Discount to NAV	-0.78%
Net Assets ($000)	$130,475

Total Returns
			Three	Since
	Six	One	Years	Inception
(Inception 6/12/08)	Months	Year	(Annualized)	(Annualized)
Guggenheim Frontier Markets ETF
NAV	-17.26%	-16.90%	18.51%	-5.68%
Market	-16.91%	-18.81%	17.89%	-5.90%
BNY Mellon New Frontier DR Index	-16.12%	-16.30%	18.49%	-4.82%
MSCI Emerging Markets Index	-19.40%	-11.54%	23.61%	-3.26%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.34 per share for share price returns or initial net asset value (NAV) of $24.34 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.80%. In the Financial Highlights section of this Semiannual Report, the Fund’s annualized net operating expense ratio was 0.70% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.80%. There is a contractual fee waiver currently in place for this Fund through December 31, 2014 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%. Without this expense cap, actual returns would be lower.

% of
Portfolio Breakdown	Net Assets
Financial	33.4%
Energy	18.7%
Basic Materials	14.9%
Utilities	13.3%
Consumer, Non-cyclical	5.3%
Consumer, Cyclical	5.1%
Communications	4.8%
Industrial	4.0%
Total Common Stocks and Preferred Stocks	99.5%
Exchange Traded Fund	0.4%
Investments of Collateral for Securities Loaned	10.4%
Total Investments	110.3%
Liabilities in excess of Other Assets	(-10.3)%
Net Assets	100.0%

% of Long-Term
Country Breakdown	Investments
Chile	38.7%
Colombia	15.2%
Argentina	10.3%
Egypt	9.5%
Peru	8.2%
Kazakhstan	5.1%
Lebanon	4.1%
Nigeria	3.4%
Qatar	1.9%
Oman	1.8%
Ukraine	0.8%
Georgia	0.6%
United States	0.4%

% of Long-Term
Currency Denomination	Investments
United States	100.0%

% of Long-Term
Top Ten Holdings	Investments
Ecopetrol SA, ADR	10.8%
Cia de Minas Buenaventura SA, ADR	8.2%
Sociedad Quimica y Minera de Chile SA, ADR	6.8%
Empresa Nacional de Electricidad SA, ADR	6.5%
Enersis SA, ADR	6.0%
Lan Airlines SA, ADR	5.1%
Banco de Chile, ADR	4.9%
BanColombia SA, ADR	4.4%
Orascom Construction Industries, GDR	4.0%
Banco Santander Chile, ADR	3.6%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.guggen-heimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

20 | Semiannual Report | November 30, 2011

Fund Summary & Performance (unaudited) continued

HGI | Guggenheim International Multi-Asset Income ETF

Fund Statistics
Share Price	$16.53
Net Asset Value	$16.37
Premium/Discount to NAV	0.98%
Net Assets ($000)	$86,767

Total Returns
			Three	Since
	Six	One	Year	Inception
(Inception 7/11/07)	Months	Year	(Annualized)	(Annualized)
Guggenheim International Multi-Asset Income ETF
NAV	-15.41%	-5.41%	16.83%	-4.80%
Market	-14.74%	-4.85%	17.97%	-4.60%
Zacks International Multi-Asset Income Index	-14.60%	-4.66%	17.34%	-4.19%
MSCI EAFE Index	-16.56%	-4.12%	10.11%	-7.74%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in the market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.98 per share for share price returns or initial net asset value (NAV) of $24.98 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 1.09%. In the Financial Highlights section of this Semiannual Report, the Fund’s annualized net operating expense ratio was 0.70%, while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.91%. There is a contractual fee waiver currently in place for this Fund through December 31, 2014 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.65%. Without this expense cap, actual returns would be lower.

% of Long-Term
Country Breakdown	Investments
United Kingdom	15.3%
United States	11.8%
China	8.4%
Canada	7.7%
Germany	5.5%
France	5.0%
Netherlands	4.4%
Chile	3.8%
Brazil	3.7%
Australia	3.2%
Spain	2.9%
Finland	2.4%
Switzerland	2.2%
Hong Kong	2.1%
Sweden	2.0%
Singapore	1.9%
Japan	1.8%
South Korea	1.7%
Norway	1.6%
Taiwan	1.6%
Mexico	1.4%
Austria	1.3%
Italy	1.2%
Colombia	1.0%
South Africa	1.0%
Bermuda	0.9%
Portugal	0.7%
Indonesia	0.7%
Channel Islands	0.6%
Luxembourg	0.5%
India	0.5%
Philippines	0.5%
Argentina	0.3%
Cayman Islands	0.2%
Peru	0.2%

Semiannual Report | November 30, 2011 | 21

Fund Summary & Performance (unaudited) continued

HGI | Guggenheim International Multi-Asset Income ETF (continued)

% of
Portfolio Breakdown	Net Assets
Communications	17.5%
Energy	15.5%
Financial	15.5%
Utilities	9.4%
Basic Materials	8.6%
Consumer, Non-cyclical	7.7%
Industrial	6.2%
Consumer, Cyclical	5.6%
Technology	2.3%
Diversified	1.7%
Total Common Stocks, Preferred Stocks and Master
Limited Partnerships	90.0%
Closed End Funds	9.6%
Total Long-Term Investments	99.6%
Investments of Collateral for Securities Loaned	11.5%
Total Investments	111.1%
Liabilities in excess of Other Assets	-11.1%
Net Assets	100.0%

% of Long-Term
Currency Denomination	Investments
United States Dollar	39.5%
Euro	23.8%
Pound Sterling	15.9%
Hong Kong Dollar	8.1%
All Other Currencies	12.7%

% of Long-Term
Top Ten Holdings	Investments
Penn West Petroleum Ltd.	2.7%
Enerplus Corp.	2.5%
SandRidge Mississippian Trust I	2.1%
Huaneng Power International, Inc.	1.4%
Administradora de Fondos de Pensiones Provida SA	1.3%
RWE AG	1.2%
CPFL Energia SA	1.1%
Telefonica Brasil SA	1.1%
BlackRock Limited Duration Income Trust	1.1%
Ladbrokes PLC	1.1%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

22 | Semiannual Report | November 30, 2011

Fund Summary & Performance (unaudited) continued

SEA | Guggenheim Shipping ETF

Fund Statistics
Share Price	$14.35
Net Asset Value	$14.04
Premium/Discount to NAV	2.21%
Net Assets ($000)	$29,474

Total Returns
					Since
	Six		One		Inception
(Inception 6/11/10)	Month		Year		(Annualized)
Guggenheim Shipping ETF
NAV	-41.12%		-46.74%		-31.76%
Market	-39.77%		-45.48%		-30.74%
Dow Jones Global Shipping IndexSM	-37.28%		-38.83%		-22.99%
Delta Global Shipping Index/Dow Jones Global Shipping IndexSM	-40.04	%1	-45.77	%2	-30.75	%3
MSCI World Index	-11.66%		1.46%		8.99%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.96 per share for share price returns or initial net asset value (NAV) of $25.96 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund’s annual operating ratio of 0.65% is expressed as a unitary fee and covers all expenses of the Fund, except for distributions fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

% of
Portfolio Breakdown	Net Assets
Industrials	90.0%
Consumer, Non-cyclical	10.0%
Total Investments	100.0%
Other Assets in excess of Liabilities	0.0%*
Net Assets	100.0%
* Less than 0.1%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

% of Total
Country Breakdown	Investments
Marshall Islands	31.4%
Japan	24.0%
Bermuda	23.5%
Singapore	10.1%
United States	7.5%
Denmark	3.5%

% of Total
Currency Denomination	Investments
United States Dollar	49.3%
Japanese Yen	24.0%
Singapore Dollar	10.2%
Hong Kong Dollar	9.4%
Norwegian Krone	3.6%
Danish Krone	3.5%

% of Total
Top Ten Holdings	Investments
Nippon Yusen KK	9.8%
Mitsui OSK Lines Ltd.	9.8%
SembCorp Marine Ltd.	6.9%
COSCO Pacific Ltd.	5.7%
Alexander & Baldwin, Inc.	5.5%
Teekay Corp.	4.9%
Teekay LNG Partners, LP	4.7%
Kawasaki Kisen Kaisha Ltd.	4.4%
Teekay Offshore Partners, LP	4.3%
Capital Product Partners, LP	4.1%

1	The benchmark return reflects the blended return of the Delta Global Shipping Index Index from 5/31/11 - 7/26/11 and the return of the Dow Jones Global Shipping IndexSM from 7/27/11 - 11/30/11.

2	The benchmark return reflects the blended return of the Delta Global Shipping Index Index from 11/30/10 - 7/26/11 and the return of the Dow Jones Global Shipping IndexSM from 7/27/11 - 11/30/11.

3	The benchmark return reflects the blended return of the Delta Global Shipping Index Index from 6/11/10 - 7/26/11 and the return of the Dow Jones Global Shipping IndexSM from 7/27/11 - 11/30/11.

Semiannual Report | November 30, 2011 | 23

Fund Summary & Performance (unaudited) continued

CUT | Guggenheim Timber ETF

Fund Statistics
Share Price	$16.95
Net Asset Value	$16.83
Premium/Discount to NAV	0.71%
Net Assets ($000)	$114,478

Total Returns
			Three	Since
	Six	One	Year	Inception
(Inception 11/9/07)	Month	Year	(Annualized)	(Annualized)
Guggenheim Timber ETF
NAV	-24.83%	-10.79%	17.44%	-7.66%
Market	-24.26%	-10.71%	18.27%	-7.51%
Beacon Global Timber Index	-24.30%	-9.73%	19.08%	-6.41%
MSCI World Index	-11.66%	1.46%	12.32%	-5.36%
Dow Jones World Forestry & Paper Index	-29.12%	-20.11%	8.69%	-12.36%
STOXX Europe Total Market Forestry & Paper Index	-36.08%	-16.26%	3.52%	-12.20%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Investors should also be aware that these returns were primarily achieved during favorable market conditions and may not be sustainable.

Since inception returns assume a purchase of the Fund at the initial share price of $24.91 per share for share price returns or initial net asset value (NAV) of $24.91 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.82%. In the Financial Highlights section of this Semiannual Report, the Fund’s annualized net operating expense ratio was determined to be 0.70% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was determined to be 0.84%. There is a contractual fee waiver currently in place for this Fund through December 31, 2014 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.65%. Without this expense cap, actual returns would be lower.

% of
Portfolio Breakdown	Net Assets
Basic Materials	69.9%
Financial	18.2%
Industrial	4.6%
Total Common Stocks	92.7%
Participation Notes	7.1%
Investments of Collateral for Securities Loaned	4.4%
Total Investments	104.2%
Liabilities in excess of Other Assets	-4.2%
Net Assets	100.0%

% of Long-Term
Country Breakdown	Investments
United States	38.3%
Japan	15.2%
Brazil	10.8%
Sweden	10.4%
Finland	9.4%
Canada	7.2%
Ireland	3.0%
South Africa	2.8%
Portugal	1.5%
Spain	1.0%
Australia	0.4%

% of Long-Term
Currency Denomination	Investments
United States Dollar	49.1%
Japanese Yen	15.2%
Euro	15.0%
Swedish Krona	10.3%
Canadian Dollar	7.2%
All other currencies	3.2%

% of Long-Term
Top Ten Holdings	Investments
Svenska Cellulosa AB, B Shares	5.5%
MeadWestvaco Corp.	5.1%
Holmen AB, B Shares	4.9%
International Paper Co.	4.9%
Plum Creek Timber Co., Inc., REIT	4.7%
Stora ENSO OYJ, R Shares	4.7%
UPM-Kymmene OYJ	4.7%
Rayonier, Inc., REIT	4.7%
Greif, Inc., Class A	4.6%
West Fraser Timber Co. Ltd.	4.6%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

24 | Semiannual Report | November 30, 2011

Fund Summary & Performance (unaudited) continued

RMB | Guggenheim Yuan Bond ETF

Fund Statistics
Share Price	$25.20
Net Asset Value	$24.79
Premium/Discount to NAV	1.65%
Net Assets ($000)	$4,959

Total Returns
Since
(Inception 9/22/11)	Inception
Guggenheim Yuan Bond ETF
NAV	-0.77%
Market	0.87%
AlphaShares China Yuan Bond Index	-0.79%
Bank of China Hong Kong Offshore RMB Bond Index	-3.03%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.00 per share for share price returns or initial net asset value (NAV) of $25.00 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund’s annual operating expense ratio of 0.65% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

% of
Portfolio Breakdown	Net Assets
Banks	41.2%
Sovereign	18.6%
Investment Companies	6.3%
Food	6.3%
Electric	3.2%
Environmental Control	3.1%
Real Estate	3.1%
Insurance	3.1%
Chemicals	3.0%
Auto Manufacturers	3.0%
Holding Companies-Diversified	3.0%
Gas	2.9%
Total Investments	96.8%
Other Assets in excess of Liabilities	3.2%
Net Assets	100.0%

% of Total
Country Breakdown	Investments
China	58.7%
British Virgin Islands	9.4%
Cayman Islands	6.5%
Netherlands	6.4%
Hong Kong	6.3%
Bermuda	3.2%
Singapore	3.2%
New Zealand	3.2%
Japan	3.1%

% of Total
Credit Quality	Investments
AA	49.2%
A	12.5%
BBB	6.5%
NR	31.8%

Represents Standard & Poor’s rating as a percentage of total investments. For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. or Fitch Ratings is provided. Credit quality, as rated by Standard & Poor’s, Moody’s or Fitch, is an assessment of the credit worthiness of an issuer of a security. Credit ratings shown are ordered from highest to lowest, are related to the underlying bonds and not the Fund or its value, and are subject to change. Bonds rated BBB and above are considered investment grade and those rated below BBB are considered non-investment grade.

% of Total
Currency Denomination	Investments
Chinese Renminbi	100.0%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, credit quality and currency denomination are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.guggen-heimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Semiannual Report | November 30, 2011 | 25

Overview of Fund Expenses | As of November 30, 2011 (unaudited)

As a shareholder of Guggenheim Canadian Energy Income ETF; Guggenheim China Real Estate ETF; Guggenheim China Small Cap ETF; Guggenheim Frontier Markets ETF; Guggenheim International Multi-Asset Income ETF; Guggenheim Shipping ETF; Guggenheim Timber ETF; and Guggenheim Yuan Bond ETF, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended November 30, 2011.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Annualized Expense	Expenses
	Beginning	Ending	Ratio for the	Paid During
	Account Value	Account Value	Six Months Ended	Period1
	06/01/11	11/30/11	11/30/11	06/01/11 - 11/30/11
Guggenheim Canadian Energy Income ETF2
Actual	$1,000.00	$772.60	0.70%	$3.10
Hypothetical (5% annual return before expenses)	1,000.00	1,021.50	0.70%	3.54
Guggenheim China Real Estate ETF2
Actual	1,000.00	720.95	0.70%	3.01
Hypothetical (5% annual return before expenses)	1,000.00	1,021.50	0.70%	3.54
Guggenheim China Small Cap ETF2
Actual	1,000.00	701.67	0.75%	3.19
Hypothetical (5% annual return before expenses)	1,000.00	1,021.25	0.75%	3.79
Guggenheim Frontier Markets ETF2
Actual	1,000.00	827.38	0.70%	3.20
Hypothetical (5% annual return before expenses)	1,000.00	1,021.50	0.70%	3.54
Guggenheim International Multi-Asset Income ETF2
Actual	1,000.00	845.90	0.70%	3.23
Hypothetical (5% annual return before expenses)	1,000.00	1,021.50	0.70%	3.54
Guggenheim Shipping ETF
Actual	1,000.00	588.84	0.65%	2.58
Hypothetical (5% annual return before expenses)	1,000.00	1,021.75	0.65%	3.29
Guggenheim Timber ETF2
Actual	1,000.00	751.68	0.70%	3.07
Hypothetical (5% annual return before expenses)	1,000.00	1,021.50	0.70%	3.54

26 | Semiannual Report | November 30, 2011

Overview of Fund Expenses (unaudited) continued

			Annualized Expense	Expenses
	Beginning	Ending	Ratio for the	Paid During
	Account Value	Account Value	Period Ended	Period3
	9/22/11	11/30/11	11/30/11	9/22/11-11/30/11
Guggenheim Yuan Bond ETF
Actual	$1,000.00	$992.27	0.65%	$1.24
Hypothetical (5% annual return before expenses)4	1,000.00	1,021.75	0.65%	3.29

1
Actual and hypothetical expenses are calculated using the annualized expense ratio. This represents the ongoing expenses of the Fund as a percentage of average net assets for the six months ended November 30, 2011. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value over the period; then multiplying that result by 183/366.

2	The expense ratios reflect an expense waiver. Please see the Notes to Financial Statements for more information.

3
Actual expenses are calculated using the annualized expense ratio. This represents the ongoing expenses of the Fund as a percentage of average net assets for the period September 22, 2011 to November 30, 2011. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value over the period; then multiplying that result by 70/366.

4	Hypothetical expenses reflect ongoing expenses for a full six month period as opposed to the shorter since inception period.

Assumes all dividends and distributions were reinvested.

Premium/Discount Information

Information about the differences between the daily market price on secondary markets for Shares and the NAV of each Fund can be found at www.gugggenheimfunds.com.

Semiannual Report | November 30, 2011 | 27

Portfolio of Investments | November 30, 2011 (unaudited)

ENY | Guggenheim Canadian Energy Income ETF

Number of Shares	Description	Value

	Long-Term Investments – 99.7%
	Common Stocks – 99.7%
	Canada – 99.7%
188,748	ARC Resources Ltd.(a)	$4,748,634
198,994	Athabasca Oil Sands Corp.(b)	2,311,403
127,828	Baytex Energy Corp.(a)	6,600,413
564,731	BlackPearl Resources, Inc.(b)	2,471,653
176,411	Bonavista Energy Corp.(a)	4,637,783
85,666	Bonterra Energy Corp.	4,432,641
84,580	Canadian Natural Resources Ltd.	3,186,880
332,489	Canadian Oil Sands Ltd.	7,014,398
93,828	Cenovus Energy, Inc.(a)	3,147,748
98,331	Crescent Point Energy Corp.(a)	4,289,137
602,653	Daylight Energy Ltd.	5,885,758
225,493	Enbridge Income Fund Holdings, Inc.(a)	4,302,497
156,748	Enerplus Corp.(a)	4,108,517
243,325	Freehold Royalties Ltd.(a)	4,518,295
237,327	Gibson Energy, Inc.	4,528,295
233,407	Husky Energy, Inc.(a)	5,830,871
83,749	Imperial Oil Ltd.(a)	3,592,949
1,465,452	Ivanhoe Energy, Inc.(a) (b)	1,470,136
68,745	MEG Energy Corp.(b)	3,020,250
442,324	NAL Energy Corp.(a)	3,288,881
79,416	Nexen, Inc.	1,327,050
170,078	Pembina Pipeline Corp.(a)	4,976,465
412,156	Pengrowth Energy Corp.(a)	4,256,344
237,575	Penn West Petroleum Ltd.	4,374,137
361,077	PetroBakken Energy Ltd., Class A(a)	3,508,671
190,831	Petrobank Energy & Resources Ltd.(b)	1,726,723
495,822	Provident Energy Ltd.(a)	4,735,118
1,944,191	Southern Pacific Resource Corp.(b)	2,791,757
121,666	Suncor Energy, Inc.	3,676,006
302,827	Veresen, Inc.(a)	4,336,524
94,411	Vermilion Energy, Inc.(a)	4,425,501
	(Cost $136,654,618)	123,521,435

	Investments of Collateral for Securities Loaned – 45.7%
56,601,438	BNY Mellon Securities Lending Overnight Fund, 0.125%(c) (d)
	(Cost $56,601,438)	$56,601,438

	Total Investments – 145.4%
	(Cost $193,256,056)	180,122,873
	Liabilities in excess of Other Assets – (45.4%)	(56,217,290)
	Net Assets – 100.0%	$123,905,583

(a)	Security, or portion thereof, was on loan at November 30, 2011.

(b)	Non-income producing security.

(c)	At November 30, 2011, the total market value of the Fund’s securities on loan was $53,776,125 and the total market value of the collateral held by the Fund was $56,601,438.

(d)	Interest rate shown reflects yield as of November 30, 2011.

See notes to financial statements.

28 | Semiannual Report | November 30, 2011

Portfolio of Investments (unaudited) continued

TAO | Guggenheim China Real Estate ETF

Number of Shares	Description	Value

	Long-Term Investments – 99.6%
	Common Stocks – 99.6%
	Diversified – 12.7%
86,000	Swire Pacific Ltd., Class A	$1,024,191
200,000	Swire Pacific Ltd., Class B	462,993
197,000	Wharf Holdings Ltd.	926,030
		2,413,214

	Energy – 0.7%
846,000	United Energy Group Ltd.(a)	122,948

	Financial – 86.2%
272,000	Agile Property Holdings Ltd.(b)	206,742
214,000	Beijing Capital Land Ltd.	45,412
544,000	Champion Real Estate Investment Trust, REIT	208,491
91,000	Cheung Kong Holdings Ltd.	1,001,228
684,000	China Overseas Land & Investment Ltd.(b)	1,134,795
424,000	China Resources Land Ltd.	621,645
99,500	Chinese Estates Holdings Ltd.	160,213
1,205,000	Country Garden Holdings Co. Ltd.	412,231
12,144	E-House China Holdings Ltd., ADR	73,593
1,007,000	Evergrande Real Estate Group Ltd.(b)	389,823
706,000	Franshion Properties China Ltd.	134,381
554,000	Glorious Property Holdings Ltd.(a) (b)	95,474
58,000	Great Eagle Holdings Ltd.	113,680
127,500	Greentown China Holdings Ltd.	56,080
213,600	Guangzhou R&F Properties Co. Ltd.(b)	167,572
155,000	Hang Lung Group Ltd.	810,334
269,000	Hang Lung Properties Ltd.	788,785
180,000	Henderson Land Development Co. Ltd.	863,481
200,000	Hongkong Land Holdings Ltd.	904,000
138,000	Hopewell Holdings Ltd.	354,251
138,000	Hopson Development Holdings Ltd.(b)	79,334
128,000	Hysan Development Co. Ltd.	399,203
387,000	Kaisa Group Holdings Ltd.(a) (b)	73,662
160,500	Kerry Properties Ltd.	542,878
267,500	KWG Property Holding Ltd.(b)	86,351
425,500	Link Real Estate Investment Trust, REIT	1,507,623
260,500	Longfor Properties Co. Ltd.	296,834
615,600	New World China Land Ltd.	142,509
753,000	New World Development Co. Ltd.	614,951
402,000	Poly Hong Kong Investments Ltd.(b)	157,688
1,748,000	Renhe Commercial Holdings Co. Ltd.(b)	238,297
412,000	Shenzhen Investment Ltd.	72,062
294,000	Shimao Property Holdings Ltd.(b)	230,648
563,800	Shui On Land Ltd.	159,522
204,000	Shun Tak Holdings Ltd.	$86,580
719,400	Sino Land Co. Ltd.	875,252
746,500	Sino-Ocean Land Holdings Ltd.(b)	288,020
389,000	Soho China Ltd.(b)	255,148
78,000	Sun Hung Kai Properties Ltd.	934,937
187,000	Tian An China Investment	97,402
174,000	Wheelock & Co. Ltd.	450,916
141,000	Yanlord Land Group Ltd. (Singapore)	112,250
1,080,000	Yuexiu Property Co. Ltd.(b)	152,788
		16,397,066

	Total Common Stocks – 99.6%
	(Cost $27,323,920)	18,933,228

	Right – 0.0%*
	Financial – 0.0%*
201,800	New World China Land, 12/19/2011 (a)	8,045
	(Cost $0)

	Total Long-Term Investments – 99.6%
	(Cost $27,323,920)	18,941,273

	Investments of Collateral for Securities Loaned – 10.5%
1,989,271	BNY Mellon Securities Lending Overnight Fund, 0.1250%(c) (d)	1,989,271
	(Cost $1,989,271)

	Total Investments – 110.1%
	(Cost $29,313,191)	20,930,544
	Liabilities in excess of Other Assets – (10.1%)	(1,912,461)
	Net Assets - 100.0%	$19,018,083

*	Less than 0.1%

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

(a)	Non-income producing security.

(b)	Security, or portion thereof, was on loan at November 30, 2011.

(c)	At November 30, 2011, the total market value of the Fund’s securities on loan was $1,806,317 and the total market value of the collateral held by the Fund was $1,989,271.

(d)	Interest rate shown reflects yield as of November 30, 2011.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

Semiannual Report | November 30, 2011 | 29

Portfolio of Investments (unaudited) continued

HAO | Guggenheim China Small Cap ETF

Number of Shares	Description	Value

	Long-Term Investments – 100.0%
	Common Stocks – 100.0%
	Basic Materials – 13.7%
2,838,000	China BlueChemical Ltd.	$2,215,505
4,058,000	China Forestry Holdings Co. Ltd.(a) (b)	–
6,082,000	China Lumena New Materials Corp.(c)	1,157,657
2,093,000	China Molybdenum Co. Ltd.	982,503
1,294,000	China Oriental Group Co. Ltd.	492,604
1,116,000	China Qinfa Group Ltd.(b)	248,303
1,405,000	China Vanadium Titano - Magnetite Mining Co. Ltd.	265,623
1,727,000	Dongyue Group	1,461,470
1,197,000	Fufeng Group Ltd.(c)	623,478
2,600,000	Hunan Non-Ferrous Metal Corp. Ltd.(b) (c)	642,016
2,620,000	Lee & Man Paper Manufacturing Ltd.(c)	913,150
466,000	Lingbao Gold Co. Ltd.	202,570
2,772,000	Maanshan Iron & Steel(c)	755,789
2,428,000	Minmetals Resources Ltd.(b)	1,014,854
1,072,500	Real Gold Mining Ltd.(a) (c)	1,034,499
493,500	Shandong Chenming Paper Holdings Ltd.(c)	234,834
7,492,000	Shougang Concord International Enterprises Co. Ltd.	457,681
2,828,000	Sinofert Holdings Ltd.	847,436
3,742,000	Sinopec Shanghai Petrochemical Co. Ltd.	1,299,389
2,246,000	Sinopec Yizheng Chemical Fibre Co. Ltd.	508,387
1,212,000	Xinjiang Xinxin Mining Industry Co. Ltd.(c)	370,981
2,136,500	Yingde Gases Group Company Ltd.	2,178,952
428,000	Yip’s Chemical Holdings Ltd.	335,773
687,000	Youyuan International Holdings Ltd.(b)	176,709
1,405,000	Zhaojin Mining Industry Co. Ltd.(c)	2,377,956
		20,798,119

	Communications – 4.9%
80,220	AsiaInfo-Linkage, Inc.(b) (c)	701,123
997,500	BYD Electronic International Co. Ltd.(b)	301,476
3,204,000	China Communications Services Corp. Ltd.	1,491,670
2,180,000	China Wireless Technologies Ltd.	423,356
1,301,400	Comba Telecom Systems Holdings Ltd.	1,131,434
136,740	Giant Interactive Group, Inc., ADR(c)	537,388
46,418	Shanda Interactive Entertainment Ltd., ADR(b)	1,859,969
924,000	TCL Communication Technology Holdings Ltd.	486,034
3,744,000	VODone Ltd.(c)	534,479
		7,466,929

	Consumer, Cyclical – 19.0%
958,000	361 Degrees International Ltd.(c)	395,496
1,235,000	Anta Sports Products Ltd.(c)	1,310,366
480,000	Baoye Group Co. Ltd.	218,533
4,038,000	Bosideng International Holdings Ltd.	1,142,512
5,832,000	Chigo Holding Ltd.(c)	164,261
4,558,000	China Dongxiang Group Co.	$785,508
2,496,000	China Eastern Airlines Corp. Ltd.(b) (c)	1,027,227
5,373,000	China Hongxing Sports Ltd.(a) (b)	382,453
858,000	China Lilang Ltd.(c)	698,494
2,770,000	China Southern Airlines Co. Ltd.(b)	1,417,864
4,280,000	China Travel International Investments	638,518
1,220,000	Digital China Holdings Ltd.	1,901,665
1,661,000	Great Wall Motor Co. Ltd.(c)	2,247,279
1,281,000	Haier Electronics Group Co. Ltd.(b) (c)	1,143,353
2,672,000	Hengdeli Holdings Ltd.	986,257
692,000	Hisense Kelon Electrical Holdings Co. Ltd.(b)	124,596
43,611	Home Inns & Hotels Management, Inc., ADR(b) (c)	1,354,558
1,352,000	Huiyin Household Appliances Holdings Co. Ltd.	114,760
1,682,500	Intime Department Store Group Co. Ltd.(c)	1,917,169
718,000	Little Sheep Group Ltd.	590,984
1,588,000	Maoye International Holdings Ltd.(b) (c)	369,659
1,008,000	Minth Group Ltd.	894,502
4,200,000	PCD Stores Group Ltd.	664,395
1,292,000	Peak Sport Products Co. Ltd.(c)	357,250
535,500	Ports Design Ltd.	950,408
2,659,000	Pou Sheng International Holdings Ltd.(b)	352,231
1,184,000	Qingling Motors Co. Ltd.	306,069
2,230,000	Shanghai Jin Jiang International Hotels Group Co. Ltd.	283,930
569,000	Shenzhou International Group Holdings Ltd.	812,282
1,058,500	Sinotruk Hong Kong Ltd.	539,086
858,000	TCL Multimedia Technology Holdings Ltd.(b)	265,935
659,000	Weiqiao Textile Co.	350,031
861,500	Wumart Stores, Inc.	1,768,316
714,000	Xinhua Winshare Publishing and Media Co. Ltd.	301,192
851,000	XTEP International Holdings	247,349
1,463,000	Ying LI International Real Estate Ltd.(b)	291,173
878,000	Zhongsheng Group Holdings Ltd.	1,524,404
		28,840,065

	Consumer, Non-cyclical – 20.3%
14,026	51job, Inc., ADR(b) (c)	636,640
778,000	Anhui Expressway Co.	478,277
3,048,000	Anxin-China Holdings Ltd.(b)	552,721
1,054,000	Asian Citrus Holdings Ltd.	669,637
1,616,000	BaWang International Group Holding Ltd.(b) (c)	226,537
290,000	Beijing Jingkelong Co. Ltd.	245,785
497,000	China Fishery Group Ltd.	335,536
1,146,000	China Foods Ltd.(c)	909,372
744,000	China Green Holdings Ltd.(c)	212,421
833,000	China Huiyuan Juice Group Ltd.	307,467
39,652	China Medical Technologies, Inc., ADR(b) (c)	131,645
652,000	China Minzhong Food Corp. Ltd.(b) (c)	435,091

See notes to financial statements.

30 | Semiannual Report | November 30, 2011

Portfolio of Investments (unaudited) continued

HAO | Guggenheim China Small Cap ETF (continued)

Number of Shares	Description	Value

	Consumer, Non-cyclical (continued)
1,190,000	China Pharmaceutical Group Ltd.	$284,663
628,000	China Shineway Pharmaceutical Group Ltd.(c)	872,278
1,942,000	China Tontine Wines Group Ltd.	244,764
7,668,000	CP Pokphand Co.(c)	798,801
1,712,000	Dalian Port PDA Co. Ltd.(c)	389,716
562,000	Dynasty Fine Wines Group Ltd.	153,953
3,054,000	Global Bio-Chem Technology Group Co. Ltd.	616,652
380,000	Guangzhou Pharmaceutical Co. Ltd.(a)	296,650
554,000	Hsu Fu Chi International Ltd.	1,807,391
1,380,000	Hua Han Bio-Pharmaceutical Holdings Ltd.	269,770
1,958,000	Jiangsu Expressway Co. Ltd.	1,699,762
595,000	Lianhua Supermarket Holdings Co. Ltd.	717,780
1,685,000	Lijun International Pharmaceutical Holding Ltd.	182,033
133,335	Mindray Medical International Ltd., ADR(c)	3,597,378
970,000	People’s Food Holdings Ltd.(b)	567,805
1,175,000	Real Nutriceutical Group Ltd.(c)	433,702
260,000	Shandong Luoxin Pharmacy Stock Co. Ltd.	191,602
1,980,000	Shenguan Holdings Group Ltd.	1,061,874
1,194,000	Shenzhen Expressway Co. Ltd.	512,888
13,437,500	Shenzhen International Holdings Ltd.	803,606
1,424,000	Sichuan Expressway Co. Ltd.	532,935
648,000	Silver Base Group Holdings Ltd.(c)	571,703
29,769	Simcere Pharmaceutical Group, ADR(b)	222,374
3,096,000	Sino Biopharmaceutical	955,617
416,000	Tong Ren Tang Technologies Co. Ltd.	454,762
462,000	Tsingtao Brewery Co. Ltd.	2,471,764
1,526,000	Uni-President China Holdings Ltd.	828,207
722,000	United Laboratories International Holdings Ltd.(c)	400,208
594,000	Vinda International Holdings Ltd.	756,299
95,804	WuXi PharmaTech Cayman, Inc., ADR(b)	1,149,648
1,010,000	Yuexiu Transport Infrastructure Ltd.	437,747
2,302,000	Zhejiang Expressway Co. Ltd.	1,385,552
		30,811,013

	Diversified – 2.3%
4,774,000	Citic Resources Holdings Ltd.(b)	644,679
3,948,000	Guangdong Investment Ltd.(c)	2,437,194
796,000	Tianjin Development Holdings Ltd.(b)	357,281
		3,439,154

	Energy – 1.2%
898,000	CIMC Enric Holdings Ltd.(b)	278,333
1,550,000	Hidili Industry International Development Ltd.(c)	514,308
6,502,000	United Energy Group Ltd.(b)	944,924
		1,737,565

	Financial – 11.5%
1,640,000	Beijing Capital Land Ltd.	$348,016
1,146,000	Beijing North Star Co. Ltd.	175,389
1,910,000	China Aoyuan Property Group Ltd.	206,340
1,370,000	China Everbright Ltd.	1,955,758
1,935,000	China SCE Property Holdings Ltd.	383,242
3,046,000	China South City Holdings Ltd.	387,826
92,248	E-House China Holdings Ltd., ADR(c)	559,023
2,821,500	Fantasia Holdings Group Co. Ltd.	257,638
5,486,000	Franshion Properties China Ltd.	1,044,213
4,240,000	Glorious Property Holdings Ltd.(b) (c)	730,705
984,500	Greentown China Holdings Ltd.	433,026
1,636,800	Guangzhou R&F Properties Co. Ltd.(c)	1,284,095
2,954,000	Kaisa Group Holdings Ltd.(b) (c)	562,269
2,040,500	KWG Property Holding Ltd.(c)	658,691
1,558,000	Mingfa Group International Co. Ltd.(c)	342,638
3,107,000	Poly Hong Kong Investments Ltd.(c)	1,218,745
2,189,000	Powerlong Real Estate Holdings Ltd.	289,971
13,386,000	Renhe Commercial Holdings Co. Ltd.(c)	1,824,855
10,150,000	Shanghai Zendai Property Ltd.(b)	190,586
3,214,000	Shenzhen Investment Ltd.	562,156
2,999,500	Soho China Ltd.(c)	1,967,391
1,072,000	Yanlord Land Group Ltd. (Singapore)(c)	853,417
8,318,000	Yuexiu Property Co. Ltd.(c)	1,176,748
		17,412,738

	Industrial – 21.4%
699,000	Asia Cement China Holdings Corp.	310,147
3,220,000	AviChina Industry & Technology Co. Ltd.	1,465,989
1,883,500	BBMG Corp.	1,344,406
3,000,000	Beijing Capital International Airport Co. Ltd.	1,388,978
470,000	Chiho-Tiande Group Ltd.	252,665
3,108,000	China Aerospace International Holdings Ltd.	243,827
889,000	China Automation Group Ltd.	248,104
40,372	China Digital TV Holding Co. Ltd., ADR(c)	146,550
2,928,000	China Everbright International Ltd.(c)	1,137,234
1,095,000	China High Precision Automation Group Ltd.(a) (c)	385,866
1,447,000	China Liansu Group Holdings Ltd.	610,399
886,200	China Metal Recycling Holdings Ltd.	985,870
1,864,000	China National Materials Co. Ltd.(c)	704,798
3,125,000	China Shanshui Cement Group Ltd.	2,154,202
5,977,000	China Shipping Container Lines Co. Ltd.(b) (c)	1,099,236
2,188,000	China State Construction International Holdings Ltd.(c)	1,463,263
2,235,200	China Zhongwang Holdings Ltd.(c)	767,537
1,752,000	Chongqing Machinery & Electric Co. Ltd.	263,628
978,000	Cosco International Holdings Ltd.	389,917
548,200	Dongfang Electric Corp. Ltd.	1,744,962

See notes to financial statements.

Semiannual Report | November 30, 2011 | 31

Portfolio of Investments (unaudited) continued

HAO | Guggenheim China Small Cap ETF (continued)

Number of Shares	Description	Value

	Industrial (continued)
660,000	First Tractor Co. Ltd.	$589,930
1,616,000	Fook Woo Group Holdings Ltd.(a) (b)	284,730
2,276,000	Guangshen Railway Co. Ltd.(c)	807,892
330,200	Guangzhou Shipyard International Co. Ltd.	246,307
367,000	Hainan Meilan International Airport Co. Ltd.	241,662
892,000	Haitian International Holdings Ltd.	742,234
1,070,000	Harbin Electric Co. Ltd.	1,019,703
1,837,000	Honghua Group Ltd.(b)	172,466
1,235,500	International Mining Machinery Holdings Ltd.	1,279,117
1,488,000	Kingboard Laminates Holdings Ltd.	685,106
4,579,000	Metallurgical Corp. of China Ltd.	954,020
3,466,000	NVC Lighting Holdings Ltd.	1,328,362
1,392,000	Sany Heavy Equipment International Holdings Co. Ltd.(c)	1,272,860
1,692,000	Shengli Oil & Gas Pipe Holdings Ltd.	171,909
2,855,000	Sinotrans Ltd.	536,081
2,218,500	Sinotrans Shipping Ltd.	547,813
1,130,000	Sound Global Ltd.	498,303
203,803	Suntech Power Holdings Co. Ltd., ADR(b) (c)	505,431
7,766,000	Tianjin Port Development Holdings Ltd.	1,078,681
1,110,000	Tianneng Power International Ltd.	542,473
736,000	Wasion Group Holdings Ltd.	261,251
734,000	Zhuzhou CSR Times Electric Co. Ltd.	1,640,656
		32,514,565

	Technology – 3.0%
16,736,000	Apollo Solar Energy Technology Holdings Ltd.(b)	613,435
52,925	Camelot Information Systems, Inc., ADR(b)	126,491
1,319,000	China ITS Holdings Co. Ltd.(b) (c)	195,081
3,734,000	Citic 21CN Co. Ltd.(b)	273,729
734,000	Great Wall Technology Co. Ltd.	166,142
1,358,000	Ju Teng International Holdings Ltd.	199,102
1,122,000	Kingsoft Corp. Ltd.	434,341
31,724,000	Semiconductor Manufacturing International Corp.(b)	1,550,398
1,436,000	TPV Technology Ltd.	297,339
1,488,500	Travelsky Technology Ltd.	746,595
		4,602,653

	Utilities – 2.7%
2,529,000	China Power International Development Ltd.	546,424
922,000	China Resources Gas Group Ltd.(c)	1,358,899
5,336,000	Datang International Power Generation Co. Ltd.	1,763,684
2,364,000	Huadian Power International Co.(b) (c)	428,685
		4,097,692

	Total Common Stocks – 100.0%
	(Cost $233,847,330)	151,720,493

	Investments of Collateral for Securities Loaned – 23.0%
34,903,489	BNY Mellon Securities Lending Overnight Fund, 0.125%(d) (e)
	(Cost $34,903,489)	$34,903,489

	Total Investments – 123.0%
	(Cost $268,750,819)	186,623,982
	Liabilities in excess of Other Assets – (23.0%)	(34,878,779)
	Net Assets - 100.0%	$151,745,203

ADR – American Depositary Receipt

(a)
Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees of the Trust (“Board of Trustees”). The total market value of such securities is $2,384,198 which represents 1.6% of net assets.

(b)	Non-income producing security.

(c)	Security, or portion thereof, was on loan at November 30, 2011.

(d)	At November 30, 2011, the total market value of the Fund’s securities on loan was $32,230,729 and the total market value of the collateral held by the Fund was $34,903,489.

(e)	Interest rate shown reflects yield as of November 30, 2011.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

32 | Semiannual Report | November 30, 2011

Portfolio of Investments (unaudited) continued

FRN | Guggenheim Frontier Markets ETF

Number of Shares	Description	Value

	Long-Term Investments – 99.9%
	Common Stocks – 86.4%
	Argentina – 9.4%
63,866	Banco Macro SA, ADR	$1,267,740
75,054	BBVA Banco Frances SA, ADR	400,788
60,756	Cresud SACIF y A, ADR	668,316
155,849	Grupo Financiero Galicia SA, ADR	1,094,060
53,150	IRSA Inversiones y Representaciones SA, ADR	531,500
84,863	Pampa Energia SA, ADR	997,989
59,844	Petrobras Argentina SA, ADR	789,941
142,991	Telecom Argentina SA, ADR	2,699,670
110,503	YPF SA, ADR	3,868,710
		12,318,714

	Chile – 30.8%
78,368	Banco de Chile, ADR	6,332,134
70,026	Banco Santander Chile, ADR	4,671,435
38,835	Cia Cervecerias Unidas SA, ADR	2,222,527
114,251	Corpbanca, ADR(a)	2,330,720
188,533	Empresa Nacional de Electricidad SA, ADR	8,527,348
443,455	Enersis SA, ADR	7,880,195
284,753	Lan Airlines SA, ADR(a)	6,683,153
38,074	Vina Concha y Toro SA, ADR(a)	1,490,597
		40,138,109

	Colombia – 10.8%
333,626	Ecopetrol SA, ADR	14,085,690

	Egypt – 9.4%
925,826	Commercial International Bank Egypt SAE, GDR(a)	3,564,430
320,002	Egyptian Financial Group-Hermes Holding, GDR(a) (b)(c)	1,161,607
144,500	Orascom Construction Industries, GDR(a)	5,202,000
922,309	Orascom Telecom Holding SAE, GDR(b)	2,398,004
		12,326,041

	Georgia – 0.6%
59,815	Bank of Georgia JSC, GDR(b)	759,650

	Kazakhstan – 5.2%
188,067	Halyk Savings Bank of Kazakhstan JSC, GDR(a) (b)	1,089,848
285,375	KazMunaiGas Exploration Production, GDR	4,594,538
113,920	Zhaikmunai, LP, GDR(a) (b)	1,025,280
		6,709,666

	Lebanon – 4.1%
404,520	Banque Audi sal- Audi Saradar Group, GDR	$2,548,476
48,048	BLOM Bank SAL, GDR	369,970
178,925	Solidere, GDR(a)	2,435,172
		5,353,618

	Nigeria – 3.4%
1,025,143	Guaranty Trust Bank PLC, GDR(a) (c)	4,479,875

	Oman – 1.8%
338,863	BankMuscat SAOG, GDR	2,372,041

	Peru – 8.2%
273,657	Cia de Minas Buenaventura SA, ADR	10,713,672

	Qatar – 1.9%
551,346	Commercial Bank of Qatar, GDR(a) (c)	2,436,949

	Ukraine – 0.8%
32,136	Avangardco Investments Public Ltd., GDR(b)	241,020
71,060	MHP SA, GDR(b)	781,660
		1,022,680

	Total Common Stocks – 86.4%
	(Cost $144,228,904)	112,716,705

	Preferred Stocks – 13.1%
	Argentina – 0.8%
48,058	Nortel Inversora SA, Class B, ADR(b)	1,135,130

	Chile – 7.9%
54,474	Embotelladora Andina SA, Class B, ADR	1,481,693
153,603	Sociedad Quimica y Minera de Chile SA, ADR	8,807,596
		10,289,289

	Colombia – 4.4%
99,091	BanColombia SA, ADR	5,723,496

	Total Preferred Stocks – 13.1%
	(Cost $17,390,227)	17,147,915

	Exchange Traded Fund – 0.4%
11,900	Vanguard MSCI Emerging Markets ETF	485,520
	(Cost $477,793)

	Total Long-Term Investments – 99.9%
	(Cost $162,096,924)	130,350,140

See notes to financial statements.

Semiannual Report | November 30, 2011 | 33

Portfolio of Investments (unaudited) continued

FRN | Guggenheim Frontier Markets ETF (continued)

Number of Shares	Description	Value

	Investments of Collateral for Securities Loaned – 10.4%
13,535,764	BNY Mellon Securities Lending Overnight Fund, 0.125%(d) (e)
	(Cost $13,535,764)	$13,535,764

	Total Investments – 110.3%
	(Cost $175,632,688)	143,885,904
	Liabilities in excess of Other Assets – (10.3%)	(13,410,633)
	Net Assets - 100.0%	$130,475,271

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

JSC – Joint Stock Company

LP – Limited Partnership

PLC – Public Limited Company

SA – Corporation

SAE – Corporation

SAL – Joint Stock Company

SAOG – Joint Stock Company

(a)	Security, or portion thereof, was on loan at November 30, 2011.

(b)	Non-income producing security.

(c)
Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees. The total market value of such securities is $8,078,431 which represents 6.2% of net assets.

(d)	At November 30, 2011, the total market value of the Fund’s securities on loan was $13,071,273 and the total market value of the collateral held by the Fund was $13,535,764.

(e)	Interest rate shown reflects yield as of November 30, 2011.

See notes to financial statements.

34 | Semiannual Report | November 30, 2011

Portfolio of Investments (unaudited) continued

HGI | Guggenheim International Multi-Asset Income ETF

Number of Shares	Description	Value

	Long-Term Investments – 99.6%
	Common Stocks – 85.3%
	Argentina – 0.3%
26,733	Cresud SACIF y A, ADR	$294,063

	Australia – 3.1%
28,353	Australia & New Zealand Banking Group Ltd.	579,628
9,335	BHP Billiton Ltd.	334,878
45,740	Coca-Cola Amatil Ltd.	548,828
25,177	National Australia Bank Ltd.(a)	605,484
31,021	Westpac Banking Corp.	655,523
		2,724,341

	Austria – 1.2%
28,994	EVN AG	408,452
17,596	Flughafen Wien AG	677,326
		1,085,778

	Bermuda – 0.9%
2,840,000	CP Pokphand Co.	295,852
444,000	First Pacific Co. Ltd.	481,374
		777,226

	Brazil – 1.5%
37,584	CPFL Energia SA, ADR	989,587
13,908	Tim Participacoes SA, ADR(b)	331,149
		1,320,736

	Canada – 7.7%
15,992	Baytex Energy Corp.(a)	819,750
21,638	EnCana Corp.(a)	433,842
83,021	Enerplus Corp.(a)	2,175,150
87,950	Pengrowth Energy Corp.(a)	904,126
129,093	Penn West Petroleum Ltd.(a)	2,352,074
		6,684,942

	Cayman Islands – 0.2%
43,082	Giant Interactive Group, Inc., ADR(a)	169,312

	Channel Islands – 0.6%
48,634	WPP PLC	510,963

	Chile – 3.8%
17,920	Administradora de Fondos de Pensiones Provida SA, ADR	1,105,485
6,669	Banco de Chile, ADR(b)	538,855
4,875	Banco Santander Chile, ADR(a)	325,211
42,918	Corpbanca, ADR(a)	875,527
10,569	Empresa Nacional de Electricidad SA, ADR	478,036
		3,323,114

	China – 8.4%
34,000	Cheung Kong Holdings Ltd.	$374,085
64,000	China Mobile Ltd.	611,562
5,561	China Petroleum & Chemical Corp., ADR	591,412
2,298	CNOOC Ltd., ADR	444,249
1,712,000	Guangshen Railway Co. Ltd.(a)	607,694
55,319	Huaneng Power International, Inc., ADR	1,177,188
47,000	Hutchison Whampoa Ltd.	394,412
497,000	New World Development Co. Ltd.	405,884
4,914	PetroChina Co. Ltd., ADR	642,506
430,600	Sino Land Co. Ltd.	523,886
1,698,000	Sinopec Shanghai Petrochemical Co. Ltd.	589,621
45,000	Swire Pacific Ltd., Class A	535,914
158,000	Yanzhou Coal Mining Co. Ltd.	353,166
		7,251,579

	Colombia – 0.6%
12,684	Ecopetrol SA, ADR	535,518

	Finland – 2.3%
105,797	Nokia OYJ	608,698
110,956	Stora ENSO OYJ	691,254
63,567	UPM-Kymmene OYJ	740,187
		2,040,139

	France – 5.0%
2,581	Air Liquide SA	326,456
32,035	AXA SA	462,288
15,177	BNP Paribas SA	602,088
42,443	France Telecom SA	731,324
9,547	Sanofi-Aventis SA	669,445
18,404	Societe Generale SA(b)	447,924
10,890	Total SA	561,975
11,749	Vinci SA	523,586
		4,325,086

	Germany – 5.5%
42,854	Aixtron AG(a)	558,996
7,784	BASF SE	566,255
6,939	Bayer AG	455,464
48,303	Deutsche Telekom AG	626,823
32,682	E.ON AG	807,746
24,617	RWE AG	1,018,171
4,475	Siemens AG	451,741
1,907	Volkswagen AG	288,800
		4,773,996

See notes to financial statements.

Semiannual Report | November 30, 2011 | 35

Portfolio of Investments (unaudited) continued

HGI | Guggenheim International Multi-Asset Income ETF (continued)

Number of Shares	Description	Value

	Hong Kong – 2.1%
131,600	Bank of East Asia Ltd.(a)	$439,203
317,000	Cathay Pacific Airways Ltd.	552,829
57,000	CLP Holdings Ltd.	500,321
152,000	Hong Kong & China Gas Co. Ltd.	347,183
		1,839,536

	India – 0.5%
25,304	Tata Motors Ltd., ADR	435,229

	Indonesia – 0.7%
18,417	Telekomunikasi Indonesia TBK PT, ADR	603,157

	Italy – 1.2%
95,252	Benetton Group SpA(a)	467,503
25,390	ENI SpA	535,923
		1,003,426

	Japan – 1.8%
114,600	Mitsubishi UFJ Financial Group, Inc.	484,204
11,100	Nippon Telegraph & Telphone Corp.	539,772
318	NTT DoCoMo, Inc.	553,008
		1,576,984

	Luxembourg – 0.5%
24,397	ArcelorMittal(a)	458,146

	Mexico – 1.4%
3,230	Fomento Economico Mexicano SAB de CV, ADR	220,318
46,585	Grupo Aeroportuario Del Centro Norte SAB de CV, ADR(a)	649,861
16,577	Industrias Bachoco SAB de CV, ADR	332,700
		1,202,879

	Netherlands – 4.4%
12,104	AKZO Nobel NV	611,344
44,577	Koninklijke Ahold NV	567,730
11,399	Koninklijke DSM NV	553,332
48,627	Koninklijke KPN NV	595,025
67,686	Reed Elsevier NV	798,263
107,621	STMicroelectronics NV	680,763
		3,806,457

	Norway – 1.6%
88,563	Statoil Fuel & Retail ASA(b)	690,867
41,101	Telenor ASA	701,808
		1,392,675

	Peru – 0.2%
3,890	Cia de Minas Buenaventura SA, ADR	152,294

	Philippines – 0.5%
7,207	Philippine Long Distance Telephone Co., ADR	397,826

	Portugal – 0.7%
179,116	EDP – Energias de Portugal SA	573,859

	Singapore – 1.9%
51,000	DBS Group Holdings Ltd.	$493,581
302,000	Singapore Telecommunications Ltd.	723,621
34,000	United Overseas Bank Ltd.	403,356
		1,620,558

	South Africa – 1.0%
18,169	Sasol Ltd., ADR	870,477

	South Korea – 1.7%
50,969	KT Corp., ADR	818,053
44,304	SK Telecom Co. Ltd., ADR	655,256
		1,473,309

	Spain – 2.9%
55,684	Banco Bilbao Vizcaya Argentaria SA	470,293
78,760	Banco Santander SA	593,622
26,996	Repsol YPF SA	813,849
35,514	Telefonica SA	668,345
		2,546,109

	Sweden – 2.0%
17,213	Atlas Copco AB, Class A(b)	368,819
41,918	Sandvik AB	536,103
19,648	SKF AB, Class A	419,536
40,229	Telefonaktiebolaget LM Ericsson	425,024
		1,749,482

	Switzerland – 2.2%
17,274	Credit Suisse Group AG(b)	416,785
11,103	Novartis AG	600,317
2,716	Roche Holding AG	453,885
1,086	Swisscom AG	410,465
		1,881,452

	Taiwan – 1.6%
21,360	Chunghwa Telecom Co. Ltd., ADR	714,065
50,579	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	653,480
		1,367,545

	United Kingdom – 15.3%
20,959	Associated British Foods PLC	365,574
13,956	AstraZeneca PLC	645,330
133,339	BAE Systems PLC	573,991
204,518	Barclays PLC	579,803
14,739	BHP Billiton PLC	451,807
50,347	British Sky Broadcasting Group	605,771
266,790	BT Group PLC	797,253
41,985	Bunzl PLC	548,082
12,620	Carnival PLC	435,680
23,384	GlaxoSmithKline PLC	516,184

See notes to financial statements.

36 | Semiannual Report | November 30, 2011

Portfolio of Investments (unaudited) continued

HGI | Guggenheim International Multi-Asset Income ETF (continued)

Number of Shares	Description	Value

	United Kingdom (continued)
57,231	HSBC Holdings PLC	$445,114
28,451	Intercontinental Hotels Group PLC	494,910
125,239	Kingfisher PLC	503,470
454,868	Ladbrokes PLC	924,318
440,660	Legal & General Group PLC	735,347
55,783	National Grid PLC	547,908
49,346	Prudential PLC	483,519
104,245	Rexam PLC	563,682
5,663	Rio Tinto PLC	297,397
14,687	Royal Dutch Shell PLC	528,059
102,225	Tesco PLC	651,478
88,114	United Utilities Group PLC	871,704
249,872	Vodafone Group PLC	676,743
		13,243,124

	Total Common Stocks – 85.3%
	(Cost $77,832,879)	74,011,317

	Preferred Stocks – 2.6%
	Brazil – 2.2%
27,372	Cia Energetica de Minas Gerais, ADR	480,379
36,375	Telefonica Brasil SA, ADR	981,034
25,298	Ultrapar Participacoes SA, ADR	449,545
		1,910,958

	Colombia – 0.4%
5,998	BanColombia SA, ADR	346,444

	Total Preferred Stocks – 2.6%
	(Cost $2,236,679)	2,257,402

	Closed End Funds – 9.6%
	United States – 9.6%
154,830	Alpine Global Premier Properties Fund	843,824
44,947	BlackRock Global Opportunities Equity Trust	621,617
53,439	BlackRock International Growth and Income Trust	414,152
59,812	BlackRock Limited Duration Income Trust(a)	961,777
34,728	BlackRock Real Asset Equity Trust	403,539
90,769	CBRE Clarion Global Real Estate Income Fund	625,398
83,740	Clough Global Opportunities Fund	894,343
13,838	Eaton Vance Tax Managed Global Buy Write Opportunities Fund	145,714
71,218	ING Global Equity Dividend & Premium Opportunity Fund(a)	671,586
42,986	Macquarie Global Infrastructure Total Return Fund, Inc.	$694,654
12,816	Morgan Stanley Asia Pacific Fund	187,114
30,367	Nuveen Global Value Opportunities Fund	543,266
22,190	Swiss Helvetia Fund, Inc.	244,978
7,200	Templeton Dragon Fund, Inc.	184,320
109,721	Wells Fargo Advantage Global Dividend Opportunity Fund	874,476
	(Cost $9,129,260)	8,310,758

	Master Limited Partnership – 2.1%
	United States – 2.1%
68,353	SandRidge Mississippian Trust I(a)
	(Cost $1,695,528)	1,846,214

	Total Long-Term Investments – 99.6%
	(Cost $90,894,346)	86,425,691

	Investments of Collateral for Securities Loaned – 11.5%
9,985,841	BNY Mellon Securities Lending Overnight Fund, 0.1250%(c) (d)
	(Cost $9,985,841)	9,985,841

	Total Investments – 111.1%
	(Cost $100,880,187)	96,411,532
	Liabilities in excess of Other Assets – (11.1%)	(9,644,290)
	Net Assets - 100.0%	$86,767,242

AB – Stock Company

ADR – American Depositary Receipt

AG – Stock Corporation

ASA – Stock Company

NV – Publicly Traded Company

OYJ – Public Traded Company

PLC – Public Limited Company

PT – Limited Liability Company

SA – Corporation

SpA – Limited Share Company

SE – Stock Corporation

SAB de CV – Publicly Traded Company

(a)	Security, or portion thereof, was on loan at November 30, 2011.

(b)	Non-income producing security.

(c)	At November 30, 2011, the total market value of the Fund’s securities on loan was $9,667,446 and the total market value of the collateral held by the Fund was $9,985,841.

(d)	Interest rate shown reflects yield as of November 30, 2011.

See notes to financial statements.

Semiannual Report | November 30, 2011 | 37

Portfolio of Investments (unaudited) continued

SEA | Guggenheim Shipping ETF

Number of Shares	Description	Value

	Common Stocks – 83.6%
	Bermuda – 23.5%
1,490,000	COSCO Pacific Ltd.	$1,676,741
130,716	Frontline Ltd.	388,164
941,425	Golden Ocean Group Ltd.	682,168
53,346	Knightsbridge Tankers Ltd.	831,664
69,217	Nordic American Tankers Ltd.	867,289
2,542,000	Pacific Basin Shipping Ltd.	1,095,197
74,756	Ship Finance International Ltd.	748,308
127,652	Tsakos Energy Navigation Ltd.	638,260
		6,927,791

	Denmark – 3.5%
38,386	D/S Norden	1,017,938

	Japan – 24.0%
768,000	Kawasaki Kisen Kaisha Ltd.	1,286,101
939,000	Mitsui OSK Lines Ltd.	2,890,905
1,332,000	Nippon Yusen KK	2,899,755
		7,076,761

	Marshall Islands – 15.0%
55,132	Costamare, Inc.	648,352
234,419	Navios Maritime Holdings, Inc.	815,778
92,293	Seaspan Corp.	967,231
52,536	Teekay Corp.	1,451,044
140,708	Teekay Tankers Ltd., Class A	534,691
		4,417,096

	Singapore – 10.1%
1,199,000	Neptune Orient Lines Ltd.	968,558
702,000	SembCorp Marine Ltd.	2,021,760
		2,990,318

	United States – 7.5%
42,693	Alexander & Baldwin, Inc.	1,617,638
56,016	Overseas Shipholding Group, Inc.	590,969
		2,208,607

	Total Common Stocks – 83.6%
	(Cost $32,030,279)	24,638,511

	Master Limited Partnerships – 16.4%
	Marshall Islands – 16.4%
192,755	Capital Product Partners, LP	$1,195,081
71,378	Navios Maritime Partners, LP	975,023
42,810	Teekay LNG Partners, LP	1,378,054
45,765	Teekay Offshore Partners, LP	1,276,386
	(Cost $4,732,354)	4,824,544

	Total Investments – 100.0%
	(Cost $36,762,633)	29,463,055
	Other Assets in excess of Liabilities – 0.0%*	10,795
	Net Assets - 100.0%	$29,473,850

*	Less than 0.1%

KK – Joint Stock Company

LP – Limited Partnership

See notes to financial statements.

38 | Semiannual Report | November 30, 2011

Portfolio of Investments (unaudited) continued

CUT | Guggenheim Timber ETF

Number of Shares	Description	Value

	Long-Term Investments – 92.7%
	Common Stocks – 92.7%
	Australia – 0.5%
3,207,533	Gunns Ltd.(a)	$510,740

	Brazil – 3.7%
549,323	Fibria Celulose SA, ADR(a)	4,273,733

	Canada – 7.2%
295,061	Canfor Corp.(b)	3,003,572
113,249	West Fraser Timber Co. Ltd.	5,208,284
		8,211,856

	Finland – 9.4%
868,545	Stora ENSO OYJ, R Shares	5,411,022
462,594	UPM-Kymmene OYJ	5,386,538
		10,797,560

	Ireland – 3.0%
560,065	Smurfit Kappa Group PLC(b)	3,392,693

	Japan – 15.1%
517,000	Hokuetsu Kishu Paper Co. Ltd.	3,216,682
214,700	Nippon Paper Group, Inc.(a)	4,552,315
1,006,000	OJI Paper Co. Ltd.	4,924,385
553,700	Sumitomo Forestry Co. Ltd.	4,629,026
		17,322,408

	Portugal – 1.5%
721,155	Portucel Empresa Produtora de Pasta e Papel SA(a)	1,747,410

	South Africa – 2.8%
455,588	Mondi Ltd.	3,149,105

	Spain – 1.0%
468,665	Grupo Empresarial Ence SA(a)	1,160,844

	Sweden – 10.3%
201,524	Holmen AB, B Shares	5,573,070
420,709	Svenska Cellulosa AB, B Shares	6,250,840
		11,823,910

	United States – 38.2%
60,519	Domtar Corp.	4,752,557
112,343	Greif, Inc., Class A	5,237,431
195,571	International Paper Co.	5,554,217
196,454	MeadWestvaco Corp.	5,864,152
146,898	Plum Creek Timber Co., Inc., REIT	5,411,722
153,871	Potlatch Corp., REIT	4,948,491
131,330	Rayonier, Inc., REIT	5,337,251
188,289	Wausau Paper Corp.	$1,453,591
310,171	Weyerhaeuser Co., REIT	5,207,771
		43,767,183

	Total Common Stocks – 92.7%
	(Cost $119,129,315)	106,157,442

	Participation Notes (c) – 7.1%
	Brazil – 7.1%
$928,300	Barclays Bank PLC certificates linked to the performance of
	Suzano Papel E Celulose SA(d)	3,687,959
858,900	Morgan Stanley BV certificates linked to the performance of Duratex SA	4,379,686
	(Cost $13,682,835)	8,067,645

	Total Long-Term Investments – 99.8%
	(Cost $132,812,150)	114,225,087

	Investments of Collateral for Securities Loaned – 4.4%
5,034,087	BNY Mellon Securities Lending Overnight Fund, 0.1250%(e) (f)
	(Cost $5,034,087)	5,034,087

	Total Investments – 104.2%
	(Cost $137,846,237)	119,259,174
	Liabilities in excess of Other Assets – (4.2%)	(4,781,186)
	Net Assets – 100.0%	$114,477,988

AB – Stock Company

ADR – American Depositary Receipt

BV – Limited Liability Company

OYJ – Public Traded Company

PLC – Public Limited Company

REIT – Real Estate Investment Trust

SA – Corporation

(a)	Security, or portion thereof, was on loan at November 30, 2011.

(b)	Non-income producing security.

(c)
Participation notes are issued by banks or broker-dealers and are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. The return on a participation note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security.

(d)
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2011 these securities amounted to $3,687,959, which represents 3.2% of net assets.

(e)	At November 30, 2011, the total market value of the Fund’s securities on loan was $4,775,484 and the total market value of the collateral held by the Fund was $5,034,087.

(f)	Interest rate shown reflects yield as of November 30, 2011.

See notes to financial statements.

Semiannual Report | November 30, 2011 | 39

Portfolio of Investments (unaudited) continued

RMB | Guggenheim Yuan Bond ETF

Principal Amount		Description	Rating*	Coupon	Maturity	Value

		Corporate Bonds – 96.8%
		Auto Manufacturers – 3.0%
CNY	1,000,000	Volkswagen International Finance NV, Series EMTN (Netherlands)	A-	2.15%	05/23/2016	$150,649

		Banks – 41.2%
	1,500,000	Agricultural Bank of China Ltd, Series FXCD (China)	NR	1.20%	06/24/2013	229,574
	1,500,000	Bank of Communications Co. Ltd., Series FXCD (China)	NR	1.00%	03/04/2013	231,002
	1,000,000	China Construction Bank Corp., Series FXCD (China)	NR	1.05%	06/03/2013	153,171
	4,100,000	China Development Bank Corp. (China)	AA-	2.70%	11/11/2013	648,646
	3,000,000	Export-Import Bank of China (China)	AA-	2.65%	12/02/2013	475,172
	1,000,000	Industrial & Commercial Bank of China Macau Ltd., Series FXCD (China)	NR	1.55%	02/13/2013	154,972
	1,000,000	Sumitomo Mitsui Banking Corp., Series FXCD (Japan)	NR	1.10%	04/22/2014	151,456
						2,043,993

		Chemicals – 3.0%
	1,000,000	Sinochem Offshore Capital Co. Ltd. (British Virgin Islands)	NR	1.80%	01/18/2014	150,774

		Electric – 3.2%
	1,000,000	China Resources Power Holdings Co. Ltd. (Hong Kong)	BBB-	3.75%	11/12/2015	157,090

		Environmental Control – 3.1%
	1,000,000	Beijing Enterprises Water Group Ltd. (Bermuda)	NR	3.75%	06/30/2014	156,185

		Food – 6.3%
	1,000,000	Fonterra Cooperative Group Ltd. (New Zealand)	A+	1.10%	06/27/2014	151,483
	1,000,000	Unilever NV (Netherlands)	A+	1.15%	03/31/2014	155,557
						307,040

		Gas – 2.9%
	1,000,000	HKCG Finance Ltd., Series EMTN (Hong Kong)	A+	1.40%	04/11/2016	144,494

		Holding Companies-Diversified – 3.0%
	1,000,000	Rainbow Days Ltd., Series REGS (British Virgin Islands)	NR	3.00%	06/30/2016	146,935

		Insurance – 3.1%
	1,000,000	Value Success International Ltd. (British Virgin Islands)	NR	2.08%	06/09/2014	152,267

		Investment Companies – 6.3%
	2,000,000	MTR Corp. Cayman Islands Ltd. (Cayman Islands)	Aa1	0.63%	06/17/2013	311,154

		Real Estate – 3.1%
	1,000,000	Global Logistic Properties Ltd., Series REGS (Singapore)	Baa2	3.38%	05/11/2016	152,724

		Sovereign – 18.6%
	3,900,000	China Government Bond (China)	Aa3	1.60%	12/20/2012	615,840
	2,000,000	China Government Bond (China)	AA-	1.00%	12/01/2013	311,091
						926,931

		Total Corporate Bonds – 96.8%
		(Cost $4,807,741)				4,800,236

		Total Investments – 96.8%
		(Cost $4,807,741)				4,800,236
		Other Assets in excess of Liabilities – 3.2%				158,545
		Net Assets – 100.0%				$4,958,781

See notes to financial statements.

40 | Semiannual Report l November 30, 2011

Portfolio of Investments (unaudited) continued

RMB | Guggenheim Yuan Bond ETF (continued)

NV – Publicly Traded Company

*
Ratings shown are per Standard & Poor’s, Moody’s or Fitch. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Likewise, for securities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

See notes to financial statements.

Semiannual Report | November 30, 2011 | 41

Statement of Assets and Liabilities | November 30, 2011 (unaudited)

	Guggenheim Canadian Energy Income ETF (ENY )	Guggenheim China Real Estate ETF (TAO )	Guggenheim China Small Cap ETF (HAO )	Guggenheim Frontier Markets ETF (FRN )

Assets
Investments in securities, at value (including securities on loan)	$180,122,873	$20,930,544	$186,623,982	$143,885,904
Foreign currency, at value	102,617	68	100,240	—
Cash	84,920	2,663	36,753	146,982
Receivables:
Fund shares sold	—	—	—	—
Investments sold	102,563	210,893	3,084,682	—
Dividends	348,929	102,775	116,932	124,846
Interest	—	—	—	—
Securities lending income	25,445	6,077	144,772	43,586
Tax Reclaims	—	—	—	—
Due from Adviser	—	96,085	—	—
Other assets	2,177	768	2,922	1,691
Total assets	180,789,524	21,349,873	190,110,283	144,203,009

Liabilities
Custodian bank	—	—	—	—
Payables:
Fund shares redeemed	—	—	3,095,801	—
Investments purchased	104,404	211,014	—	—
Administration fee payable	2,807	—	3,767	2,999
Collateral for securities on loan	56,601,438	1,989,271	34,903,489	13,535,764
Accrued advisory fees	47,581	—	37,983	34,210
Accrued expenses	127,711	131,505	324,040	154,765
Total liabilities	56,883,941	2,331,790	38,365,080	13,727,738
Net Assets	$123,905,583	$19,018,083	$151,745,203	$130,475,271

Composition of Net Assets
Paid-in capital	$192,481,065	$43,918,698	$259,552,830	$165,648,071
Accumulated undistributed net investment income (loss)	185,969	86,677	3,580,850	5,373,350
Accumulated net realized gain (loss) on investments and currency transactions	(55,632,211)	(16,604,788)	(29,261,754)	(8,799,366)
Net unrealized appreciation (depreciation) on investments and currency translation	(13,129,240)	(8,382,504)	(82,126,723)	(31,746,784)
Net Assets	$123,905,583	$19,018,083	$151,745,203	$130,475,271
Shares outstanding ($0.01 par value with unlimited amount authorized)	7,370,000	1,310,000	7,400,000	6,790,000
Net Asset Value Per Share	$16.81	$14.52	$20.51	$19.22
Investments in securities, at cost	$193,256,056	$29,313,191	$268,750,819	$175,632,688
Foreign currency, at cost	$102,617	$68	$99,940	$—
Securities on loan, at value	$53,776,125	$1,806,317	$32,230,729	$13,071,273

See notes to financial statements.

42 | Semiannual Report | November 30, 2011

Statement of Assets and Liabilities (unaudited) continued

Guggenheim International Multi-Asset Income ETF (HGI )	Guggenheim Shipping ETF (SEA )	Guggenheim Timber ETF (CUT )	Guggenheim Yuan Bond ETF (RMB )

$96,411,532	$29,463,055	$119,259,174	$4,800,236
13,993	—	—	138,678
155,363	68,794	54,928	—
			—
—	—	1,243	—
—	10,862	2,524,501	—
240,191	60,634	341,700	—
—	—	—	26,030
10,919	—	1,465	—
52,689	178	42,449	—
—	—	—	—
1,097	—	1,864	—
96,885,784	29,603,523	122,227,324	4,964,944

—	571	1,998	—

—	—	2,525,221	—
—	112,437	—	—
1,940	—	2,601	—
9,985,841	—	5,034,087	—
33,686	16,665	36,720	6,163
97,075	—	148,709	—
10,118,542	129,673	7,749,336	6,163
$86,767,242	$29,473,850	$114,477,988	$4,958,781

$108,417,500	$39,991,082	$166,439,110	$5,000,000
(637,084)	99,981	2,792,127	3,995

(16,546,281)	(3,317,481)	(36,161,978)	(39,789)

(4,466,893)	(7,299,732)	(18,591,271)	(5,425)
$86,767,242	$29,473,850	$114,477,988	$4,958,781
5,300,000	2,100,000	6,800,000	200,000
$16.37	$14.04	$16.83	$24.79
$100,880,187	$36,762,633	$137,846,237	$4,807,741
$13,955	$—	$—	$136,802
$9,667,446	$—	$4,775,484	$—

See notes to financial statements.

Semiannual Report | November 30, 2011 | 43

Statement of Operations | For the six months ended November 30, 2011 (unaudited)

	Guggenheim Canadian Energy Income ETF (ENY )	Guggenheim China Real Estate ETF (TAO )	Guggenheim China Small Cap ETF (HAO )	Guggenheim Frontier Markets ETF (FRN )

Investment Income
Dividend income	$2,775,579	$462,906	$2,326,302	$1,982,356
Less Return of capital distributions received	—	—	—	—
Foreign taxes withheld	(414,998)	(1,768)	(85,539)	(221,390)
Net dividend income	2,360,581	461,138	2,240,763	1,760,966
Interest	—	—	—	—
Net securities lending income	166,761	18,736	786,796	341,573
Total income	2,527,342	479,874	3,027,559	2,102,539

Expenses
Advisory fee <Note 3>	409,015	63,224	593,687	399,718
Administration fee	22,400	3,477	28,444	21,984
Custodian fee	59,263	61,703	190,280	70,190
Licensing	85,893	12,646	150,720	79,944
Listing fee and expenses	2,500	2,500	2,500	2,500
Printing expenses	16,935	14,216	40,625	29,737
Professional fees	22,432	12,827	19,071	20,743
Registration & filings	—	—	924	1,661
Trustees’ fees and expenses	5,074	1,967	6,380	4,381
Miscellaneous	11,262	8,968	12,628	9,748
Total expenses	634,774	181,528	1,045,259	640,606
Advisory fees waived	(62,153)	(63,224)	(235,686)	(81,001)
Other expenses waived or reimbursed	—	(29,792)	—	—
Net expenses	572,621	88,512	809,573	559,605
Net Investment Income (Loss)	1,954,721	391,362	2,217,986	1,542,934

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on
Investments	(38,300,300)	(558,573)	(4,326,903)	(2,581,462)
In-kind transactions	486,370	(606,925)	(10,597,053)	151,973
Foreign currency transactions	(51,909)	(241)	(8,149)	—
Net realized gain (loss)	(37,865,839)	(1,165,739)	(14,932,105)	(2,429,489)
Net change in unrealized appreciation (depreciation) on
Investments	(15,442,519)	(8,081,789)	(69,027,680)	(32,045,347)
Foreign currency translation	4,102	216	1,172	—
Net unrealized appreciation (depreciation)	(15,438,417)	(8,081,573)	(69,026,508)	(32,045,347)
Net realized and unrealized gain (loss)	(53,304,256)	(9,247,312)	(83,958,613)	(34,474,836)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(51,349,535)	$(8,855,950)	$(81,740,627)	$(32,931,902)
1 Commencement of investment operations - September 22, 2011

See notes to financial statements.

44 | Semiannual Report | November 30, 2011

Statement of Operations (unaudited) continued

Guggenheim International Multi-Asset Income ETF (HGI )	Guggenheim Shipping ETF (SEA )	Guggenheim Timber ETF (CUT )	Guggenheim Yuan Bond ETF (RMB	)1

$2,213,508	$546,290	$1,142,114	$—
(10,795)	(146,485)	—	—
(101,295)	(4,446)	(29,765)	(384)
2,101,418	395,359	1,112,349	(384)
—	—	—	13,942
182,831	21,140	12,083	—
2,284,249	416,499	1,124,432	13,558

228,225	65,501	370,854	6,163
12,553	—	20,368	—
72,534	—	64,372	—
55,967	—	106,256	—
2,500	—	2,500	—
9,860	—	18,545	—
16,796	—	19,251	—
790	—	1,148	—
4,192	—	4,627	—
9,925	—	11,216	—
413,342	65,501	619,137	6,163
(93,943)	—	(99,942)	—
—	—	—	—
319,399	65,501	519,195	6,163
1,964,850	350,998	605,237	7,395

(7,871,619)	(3,170,750)	(16,273,938)	—
1,532,246	—	5,564,093	—
(36,282)	(18,713)	(70,808)	(39,789)
(6,375,655)	(3,189,463)	(10,780,653)	(39,789)

(11,575,324)	(5,628,371)	(41,045,840)	(7,505)
(4,632)	(465)	(13,926)	2,080
(11,579,956)	(5,628,836)	(41,059,766)	(5,425)
(17,955,611)	(8,818,299)	(51,840,419)	(45,214)
$(15,990,761)	$(8,467,301)	$(51,235,182)	$(37,819)

See notes to financial statements.

Semiannual Report | November 30, 2011 | 45

Statement of Changes in Net Assets |

	Guggenheim Canadian
	Energy Income ETF (ENY)
	For the Six
	Months Ended	For the Year
	November 30, 2011	Ended
	(unaudited)	May 31, 2011

Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$1,954,721	$3,242,950
Net realized gain (loss)	(37,865,839)	30,627,098
Net unrealized appreciation (depreciation)	(15,438,417)	(8,330,040)
Net increase (decrease) in net assets resulting from operations	(51,349,535)	25,540,008

Distribution to Shareholders
From and in excess of net investment income	(1,955,320)	(2,620,250)
Total distributions	(1,955,320)	(2,620,250)

Capital Share Transactions
Proceeds from sale of shares	7,181,053	243,024,434
Cost of shares redeemed	(59,540,421)	(111,023,386)
Net increase (decrease) from capital share transactions	(52,359,368)	132,001,048
Total increase (decrease) in net assets	(105,664,223)	154,920,806

Net Assets
Beginning of period	229,569,806	74,649,000
End of period	$123,905,583	$229,569,806
Accumulated undistributed net investment income (loss) at end of period	$185,969	$186,568

Changes in Shares Outstanding
Shares sold	350,000	11,280,000
Shares redeemed	(3,400,000)	(5,380,000)
Shares outstanding, beginning of period	10,420,000	4,520,000
Shares outstanding, end of period	7,370,000	10,420,000

See notes to financial statements.

46 | Semiannual Report | November 30, 2011

Statement of Changes in Net Assets continued

Guggenheim China		Guggenheim China		Guggenheim Frontier
Real Estate ETF (TAO)		Small Cap ETF (HAO)		Markets ETF (FRN)
For the Six		For the Six		For the Six
Months Ended	For the Year	Months Ended	For the Year	Months Ended	For the Year
November 30, 2011	Ended	November 30, 2011	Ended	November 30, 2011	Ended
(unaudited)	May 31, 2011	(unaudited)	May 31, 2011	(unaudited)	May 31, 2011

$391,362	$924,802	$2,217,986	$5,167,649	$1,542,934	$4,545,485
(1,165,739)	3,755,562	(14,932,105)	47,861,894	(2,429,489)	14,404,312
(8,081,573)	5,251,833	(69,026,508)	9,292,118	(32,045,347)	(212,858)
(8,855,950)	9,932,197	(81,740,627)	62,321,661	(32,931,902)	18,736,939

—	(498,780)	—	(6,445,650)	—	(1,265,040)
—	(498,780)	—	(6,445,650)	—	(1,265,040)

7,549,451	22,004,737	—	264,071,727	24,240,242	205,243,459
(7,071,969)	(49,525,374)	(93,887,181)	(283,858,602)	(44,156,694)	(71,279,920)
477,482	(27,520,637)	(93,887,181)	(19,786,875)	(19,916,452)	133,963,539
(8,378,468)	(18,087,220)	(175,627,808)	36,089,136	(52,848,354)	151,435,438

27,396,551	45,483,771	327,373,011	291,283,875	183,323,625	31,888,187
$19,018,083	$27,396,551	$151,745,203	$327,373,011	$130,475,271	$183,323,625
$86,677	$(304,685)	$3,580,850	$1,362,864	$5,373,350	$3,830,416

400,000	1,100,000	—	8,920,000	1,050,000	9,280,000
(450,000)	(2,580,000)	(3,800,000)	(9,640,000)	(2,150,000)	(3,150,000)
1,360,000	2,840,000	11,200,000	11,920,000	7,890,000	1,760,000
1,310,000	1,360,000	7,400,000	11,200,000	6,790,000	7,890,000

See notes to financial statements.

Semiannual Report | November 30, 2011 | 47

Statement of Changes in Net Assets continued
	Guggenheim International
	Multi-Asset Income ETF (HGI)
	For the Six
	Months Ended	For the Year
	November 30, 2011	Ended
	(unaudited)	May 31, 2011

Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$1,964,850	$3,576,846
Net realized gain (loss)	(6,375,655)	3,898,034
Net unrealized appreciation (depreciation)	(11,579,956)	10,423,123
Net increase (decrease) in net assets resulting from operations	(15,990,761)	17,898,003

Distribution to Shareholders
From and in excess of net investment income	(2,885,000)	(3,195,800)
Total distributions	(2,885,000)	(3,195,800)

Capital Share Transactions
Proceeds from sale of shares	17,056,291	69,971,720
Cost of shares redeemed	(13,308,535)	(37,514,610)
Net increase (decrease) from capital share transactions	3,747,756	32,457,110
Total increase (decrease) in net assets	(15,128,005)	47,159,313

Net Assets
Beginning of period	101,895,247	54,735,934
End of period	$86,767,242	$101,895,247
Accumulated undistributed net investment income (loss) at end of period	$(637,084)	$283,066
Changes in Shares Outstanding
Shares sold	1,000,000	3,700,000
Shares redeemed	(800,000)	(2,000,000)
Shares outstanding, beginning of period	5,100,000	3,400,000
Shares outstanding, end of period	5,300,000	5,100,000

1	Commencement of investment operations – June 11, 2010

2	Commencement of investment operations – September 22, 2011

See notes to financial statements.

48 | Semiannual Report | November 30, 2011

Statement of Changes in Net Assets continued

Guggenheim Shipping ETF (SEA)		Guggenheim Timber ETF (CUT)		Guggenheim Yuan Bond ETF (RMB)
For the Six	For the	For the Six		For the Period
Months Ended	Period Ended	Months Ended	For the Year	Ended2
November 30, 2011	Ended1	November 30, 2011	Ended	November 30, 2011
(unaudited)	May 31, 2011	(unaudited)	May 31, 2011	(unaudited)

$350,998	$570,931	$605,237	$6,714,335	$7,395
(3,189,463)	165,010	(10,780,653)	336,421	(39,789)
(5,628,836)	(1,670,896)	(41,059,766)	26,480,453	(5,425)
(8,467,301)	(934,955)	(51,235,182)	33,531,209	(37,819)

(472,900)	(271,500)	—	(4,128,300)	(3,400)
(472,900)	(271,500)	—	(4,128,300)	(3,400)

26,070,553	18,927,409	—	118,597,400	5,000,000
—	(5,377,456)	(62,673,133)	(32,155,470)	—
26,070,553	13,549,953	(62,673,133)	86,441,930	5,000,000
17,130,352	12,343,498	(113,908,315)	115,844,839	4,958,781

12,343,498	—	228,386,303	112,541,464	—
$29,473,850	$12,343,498	$114,477,988	$228,386,303	$4,958,781
$99,981	$221,883	$2,792,127	$2,186,890	$3,995

1,600,000	700,000	—	5,550,000	200,000
—	(200,000)	(3,400,000)	(1,710,000)	—
500,000	—	10,200,000	6,360,000	—
2,100,000	500,000	6,800,000	10,200,000	200,000

See notes to financial statements.

Semiannual Report | November 30, 2011 | 49

Financial Highlights |

ENY | Guggenheim Canadian Energy Income ETF

Per share operating performance	For the Six Months Ended November 30, 2011		For the Year Ended	For the Year Ended	For the Year Ended	For the Period July 3, 2007** through
for a share outstanding throughout the period	(unaudited	)	May 31, 2011	May 31, 2010	May 31, 2009	May 31, 2008

Net asset value, beginning of period	$22.03		$16.52	$14.10	$31.58	$25.05

Income from investment operations
Net investment income (a)	0.22		0.52	0.47	1.08	0.85
Net realized and unrealized gain (loss)	(5.23)		5.51	2.55	(17.49)	6.41
Total from investment operations	(5.01)		6.03	3.02	(16.41)	7.26

Distributions to shareholders from
Net investment income	(0.21)		(0.52)	(0.60)	(1.07)	(0.73)
Net asset value, end of period	$16.81		$22.03	$16.52	$14.10	$31.58
Market value, end of period	$16.70		$22.06	$16.50	$14.38	$31.71

Total return *(b)
Net asset value	-22.74%		37.22%	21.75%	-51.89%	29.62%

Ratios and supplemental data
Net assets, end of period (thousands)	$123,906		$229,570	$74,649	$37,791	$34,102
Ratio of net expenses to average net assets*	0.70	%(c)	0.70%	0.70%	0.71%	0.83	%(c)
Ratio of net investment income (loss) to average net assets*	2.39	%(c)	2.59%	2.89%	7.03%	3.57	%(c)
Portfolio turnover rate (d)	37%		34%	58%	68%	31%
* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	0.78	%(c)	0.84%	0.89%	1.23%	1.24	%(c)
Ratio of net investment income (loss) to average net assets	2.31	%(c)	2.45%	2.70%	6.51%	3.16	%(c)

**	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

50 | Semiannual Report | November 30, 2011

Financial Highlights continued

TAO | Guggenheim China Real Estate ETF

Per share operating performance for a share outstanding throughout the period	For the SixMonths Ended November 30, 2011 (unaudited	)	For the Year Ended May 31, 2011	For the Year Ended May 31, 2010	For the Year Ended May 31, 2009	For the Period December 18, 2007** through May 31, 2008

Net asset value, beginning of period	$20.14		$16.02	$16.87	$20.68	$23.50

Income from investment operations
Net investment income (a)	0.26		0.35	0.29	0.39	0.17
Net realized and unrealized gain (loss)	(5.88)		3.92	(0.57)	(3.82)	(2.99)
Total from investment operations	(5.62)		4.27	(0.28)	(3.43)	(2.82)

Distributions to Shareholders
From and in excess of net investment income	—		(0.15)	(0.57)	(0.38)	—
Net asset value, end of period	$14.52		$20.14	$16.02	$16.87	$20.68
Market value, end of period	$15.21		$20.07	$15.89	$17.27	$20.91

Total return*(b)
Net asset value	-27.91%		26.68%	-2.10%	-15.44%	-12.00%

Ratios and supplemental data
Net assets, end of period (thousands)	$19,018		$27,397	$45,484	$39,802	$28,949
Ratio of net expenses to average net assets*	0.70	%(c)	0.70%	0.70%	0.78%	0.95	%(c)
Ratio of net investment income to average net assets*	3.10	%(c)	1.83%	1.64%	3.00%	1.64	%(c)
Portfolio turnover rate (d)	5%		17%	15%	47%	1%
* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	1.44	%(c)	1.02%	0.92%	1.74%	1.50	%(c)
Ratio of net investment income to average net assets	2.36	%(c)	1.51%	1.42%	2.04%	1.09	%(c)

**	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

Semiannual Report | November 30, 2011 | 51

Financial Highlights continued

HAO | Guggenheim China Small Cap ETF

Per share operating performance	For the Six Months Ended November 30, 2011		For the Year Ended	For the Year Ended	For the Year Ended	For the Period January 30, 2008** through
for a share outstanding throughout the period	(unaudited	)	May 31, 2011	May 31, 2010	May 31, 2009	May 31, 2008

Net asset value, beginning of period	$29.23		$24.44	$20.70	$24.04	$24.34

Income from investment operations
Net investment income (a)	0.25		0.39	0.25	0.27	0.27
Net realized and unrealized gain (loss)	(8.97)		4.84	3.52	(3.51)	(0.57)
Total from investment operations	(8.72)		5.23	3.77	(3.24)	(0.30)

Distributions to shareholders from
Net investment income	—		(0.44)	(0.03)	(0.10)	—
Net asset value, end of period	$20.51		$29.23	$24.44	$20.70	$24.04
Market value, end of period	$21.87		$29.15	$24.30	$21.22	$24.39

Total return *(b)
Net asset value	-29.83%		21.36%	18.20%	-13.27%	-1.23%

Ratios and supplemental data
Net assets, end of period (thousands)	$151,745		$327,373	$291,284	$62,938	$11,540
Ratio of net expenses to average net assets*	0.75	%(c)	0.75%	0.75%	0.88%	1.00	%(c)
Ratio of net investment income (loss) to average net assets*	2.06	%(c)	1.33%	1.00%	1.86%	3.44	%(c)
Portfolio turnover rate (d)	4%		11%	46%	65%	1%
* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	0.97	%(c)	0.89%	0.91%	1.64%	3.16	%(c)
Ratio of net investment income (loss) to average net assets	1.84	%(c)	1.19%	0.84%	1.10%	1.28	%(c)

**	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

52 | Semiannual Report | November 30, 2011

Financial Highlights continued

FRN | Guggenheim Frontier Markets ETF

Per share operating performance	For the Six Months Ended November 30, 2011		For the Year Ended	For the Year Ended	For the period June 12, 2008** through
for a share outstanding throughout the period	(unaudited	)	May 31, 2011	May 31, 2010	May 31, 2009

Net asset value, beginning of period	$23.23		$18.12	$14.49	$24.34

Income from investment operations
Net investment income (a)	0.21		0.64	0.55	0.36
Net realized and unrealized gain (loss)	(4.22)		4.60	3.46	(10.12)
Total from investment operations	(4.01)		5.24	4.01	(9.76)

Distributions to Shareholders from
Net investment income	—		(0.13)	(0.38)	(0.09)
Net asset value, end of period	$19.22		$23.23	$18.12	$14.49
Market value, end of period	$19.07		$22.95	$18.67	$14.48

Total return*(b)
Net asset value	-17.26%		28.87%	27.69%	-40.03%

Ratios and supplemental data
Net assets, end of period (thousands)	$130,475		$183,324	$31,888	$15,066
Ratio of net expenses to average net assets*	0.70	%(c)	0.70%	0.70%	0.95	%(c)
Ratio of net investment income to average net assets*	1.93	%(c)	2.84%	3.09%	2.65	%(c)
Portfolio turnover rate (d)	15%		9%	25%	29%
* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	0.80	%(c)	0.80%	1.11%	2.22	%(c)
Ratio of net investment income (loss) to average net assets	1.83	%(c)	2.74%	2.68%	1.38	%(c)

**	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

Semiannual Report | November 30, 2011 | 53

Financial Highlights continued

HGI | Guggenheim International Multi-Asset Income ETF

Per share operating performance	For the Six Months Ended November 30, 2011		For the Year Ended	For the Year Ended	For the Year Ended	For the Period July 11, 2007** through
for a share outstanding throughout the period	(unaudited	)	May 31, 2011	May 31, 2010	May 31, 2009	May 31, 2008

Net asset value, beginning of period	$19.98		$16.10	$14.31	$23.09	$24.98

Income from investment operations
Net investment income (loss) (a)	0.37		0.88	0.68	0.78	0.88
Net realized and unrealized gain (loss) on investments	(3.42)		3.80	1.74	(8.61)	(2.15)
Total from investment operations	(3.05)		4.68	2.42	(7.83)	(1.27)

Distributions to Shareholders from
Net investment income	(0.56)		(0.80)	(0.63)	(0.86)	(0.62)
Return of capital	—		—	—	(0.09)	—
Total distribution to shareholders	(0.56)		(0.80)	(0.63)	(0.95)	(0.62)
Net asset value, end of period	$16.37		$19.98	$16.10	$14.31	$23.09
Market value, end of period	$16.53		$20.02	$16.09	$14.44	$24.00

Total return*(b)
Net asset value	-15.41%		29.68%	16.81%	-33.80%	-5.02%

Ratios and supplemental data
Net assets, end of period (thousands)	$86,767		$101,895	$54,736	$14,311	$9,234
Ratio of net expenses to average net assets*(e)	0.70	%(c)	0.70%	0.70%	0.70%	1.10	%(c)
Ratio of net investment income (loss) to average net assets*	4.31	%(c)	4.71%	4.01%	5.56%	4.26	%(c)
Portfolio turnover rate(d)	42%		44%	42%	114%	114%
* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets (e)	0.91	%(c)	0.94%	1.04%	1.98%	2.61	%(c)
Ratio of net investment income (loss) to average net assets	4.10	%(c)	4.47%	3.67%	4.28%	2.75	%(c)

**	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

(e)
Expense ratio does not reflect fees and expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies. If these fees were included in the expense ratio, the net impact to the expense ratio would be approximately 0.13% for the six months ended November 30, 2011, 0.15% for the year ended May 31, 2011, 0.19% for the year ended May 31, 2010, 0.16% for the year ended May 31, 2009, and 0.24% for the period July 11, 2007 through May 31, 2008.

See notes to financial statements.

54 | Semiannual Report | November 30, 2011

Financial Highlights continued

SEA | Guggenheim Shipping ETF

	For the		For the Period
	Six Months Ended		June 11, 2010*
Per share operating performance	November 30, 2011		through
for a share outstanding throughout the period	(unaudited	)	May 31, 2011

Net asset value, beginning of period	$24.69		$25.96

Income from investment operations
Net investment income (a)	0.29		1.10
Net realized and unrealized loss	(10.18)		(1.89)
Total from investment operations	(9.89)		(0.79)

Distributions to shareholders from
Net investment income	(0.76)		(0.48)
Net asset value, end of period	$14.04		$24.69
Market value, end of period	$14.35		$24.67

Total return (b)
Net asset value	-41.12%		-3.21%

Ratios and supplemental data
Net assets, end of period (thousands)	$29,474		$12,343
Ratio of net expenses to average net assets	0.65	%(c)	0.65	%(c)
Ratio of net investment income to average net assets	3.48	%(c)	4.14	%(c)
Portfolio turnover rate (d)	36%		28%

*	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

Semiannual Report | November 30, 2011 | 55

Financial Highlights continued

CUT | Guggenheim Timber Index ETF

Per share operating performance for a share outstanding throughout the period	For the Six Months Ended November 30, 2011 (unaudited	)	For the Year Ended May 31, 2011	For the Year Ended May 31, 2010	For the Year Ended May 31, 2009	For the Period November 9, 2007** through May 31, 2008

Net asset value, beginning of period	$22.39		$17.70	$14.53	$22.03	$24.91

Income from investment operations
Net investment income (loss) (a)	0.08		0.94	0.25	0.47	0.33
Net realized and unrealized gain (loss)	(5.64)		4.34	2.97	(7.56)	(3.13)
Total from investment operations	(5.56)		5.28	3.22	(7.09)	(2.80)

Distributions to shareholders
From and in excess of net investment income	—		(0.59)	(0.05)	(0.41)	(0.08)
Net asset value, end of period	$16.83		$22.39	$17.70	$14.53	$22.03
Market value, end of period	$16.95		$22.38	$17.65	$14.69	$22.25

Total return* (b)
Net asset value	-24.83%		30.15%	22.15%	-31.77%	-11.25%

Ratios and supplemental data
Net assets, end of period (thousands)	$114,478		$228,386	$112,541	$45,915	$57,277
Ratio of net expenses to average net assets*	0.70	%(c)	0.70%	0.70%	0.71%	0.95	%(c)
Ratio of net investment income to average net assets*	0.82	%(c)	4.52%	1.46%	3.36%	2.72	%(c)
Portfolio turnover rate (d)	42%		29%	39%	58%	23%
* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of total expenses to average net assets	0.84	%(c)	0.82%	0.86%	1.08%	1.43	%(c)
Ratio of net investment income (loss) to average net assets	0.68	%(c)	4.40%	1.30%	2.99%	2.24	%(c)

**	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

56 | Semiannual Report | November 30, 2011

Financial Highlights continued

RMB | Guggenheim Yuan Bond ETF

	For the Period
	September 22, 2011*
	through
	November 30, 2011
Per share operating performance for a share outstanding throughout the period	(unaudited	)

Net asset value, beginning of period	$25.00

Income from investment operations
Net investment income (a)	0.04
Net realized and unrealized gain/(loss)	(0.23)
Total from investment operations	(0.19)

Distributions to shareholders
From net investment income	(0.02)

Net asset value, end of period	$24.79
Market value, end of period	$25.20

Total return (b)
Net asset value	-0.77%

Ratios and supplemental data
Net assets, end of period (thousands)	$4,959
Ratio of net expenses to average net assets	0.65	%(c)
Ratio of net investment income to average net assets	0.78	%(c)
Portfolio turnover rate (d)	0%

*	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
Semiannual Report | November 30, 2011 | 57

Notes to Financial Statements | November 30, 2011 (unaudited)

Note 1 – Organization:
Claymore Exchange-Traded Fund Trust 2 (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is organized as an open-end, management investment company that was organized as a Delaware business trust on June 8, 2006.

The following eight portfolios have a semiannual reporting period ended on November 30, 2011:

Guggenheim Canadian Energy Income ETF
Guggenheim China Real Estate ETF
Guggenheim China Small Cap ETF
Guggenheim Frontier Markets ETF
Guggenheim International Multi-Asset Income ETF
Guggenheim Shipping ETF
Guggenheim Timber ETF
Guggenheim Yuan Bond ETF

Each portfolio represents a separate series of the Trust (each a “Fund” or collectively the “Funds”). Each Fund’s shares are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). The Funds’ market prices may differ to some degree from the net asset value (“NAV”) of the shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares; each called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, shares are not individually redeemable securities of the Funds. The investment objective of each of the Funds is to replicate as closely as possible, before fees and expenses, the performance of the following market indices:

Fund	Index
Guggenheim Canadian Energy Income ETF	Sustainable Canadian Energy Income Index
Guggenheim China Real Estate ETF	AlphaShares China Real Estate Index
Guggenheim China Small Cap ETF	AlphaShares China Small Cap Index
Guggenheim Frontier Markets ETF	BNY Mellon New Frontier DR Index
Guggenheim International Multi-Asset Income ETF	Zacks International Multi-Asset Income Index
Guggenheim Shipping ETF	Dow Jones Shipping IndexSM
Guggenheim Timber ETF	Beacon Global Timber Index
Guggenheim Yuan Bond ETF	AlphaShares China Yuan Bond Index

Note 2 – Accounting Policies:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies followed by the Funds.

(a) Valuation of Investments
Securities listed on an exchange are valued at the last reported sale price on the principal exchange or on the principal over-the-counter market on which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean of the last available bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value. Money market funds are valued at net asset value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value.” Such “fair value” is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Funds value Level 1 securities using readily available market quotations in active markets. The Funds value Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Funds value Level 2 equity securities using various observable market inputs in accordance with procedures established in good faith by management and approved by the Board of Trustees as described above. The fair value estimate for the Fund’s level 3 securities were determined in good faith by the Pricing Committee pursuant to the valuation procedures established in good faith by management and approved by the Board of Trustees.

The following table represents the Funds’ investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of November 30, 2011:

Guggenheim China Real Estate ETF

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Common Stocks	$18,933	$—	$—	$18,933
Rights	—	8	—	8
Investments of Collateral for Securities Loaned	1,989	—	—	1,989
Total	$20,922	$8	$—	$20,930

58 | Semiannual Report | November 30, 2011

Notes to Financial Statements (unaudited) continued

Guggenheim China Small Cap ETF

Description	Level 1	Level 2		Level 3	Total
(value in $000s)
Assets:
Common Stocks:
Basic Materials	$19,764	$1,034	$	–*	$20,798
Communications	7,467	—		—	7,467
Consumer, Cyclical	28,458	382		—	28,840
Consumer, Non-cyclical	30,514	297		—	30,811
Diversified	3,439	—		—	3,439
Energy	1,737	—		—	1,737
Financial	17,413	—		—	17,413
Industrial	31,844	671		—	32,515
Technology	4,603	—		—	4,603
Utilities	4,098	—		—	4,098
Investments of Collateral for Securities Loaned	34,903	—		—	34,903
Total	$184,240	$2,384	$	–*	$186,624

* Market Value is less than the minimum amount disclosed.

The transfers in and out of the valuation levels for the Fund as of the report date when compared to the valuation levels at the end of the previous fiscal year are detailed below.

$(000s)

Transfers from Level 1 to Level 2:	$967

The transfer from Level 1 to Level 2 is a result of securities being halted on the principal exchange on November 30, 2011.

The fair value for China Forestry Holdings Ltd. was determined in good faith by the Pricing Committee pursuant to the Valuation Procedures established in good faith by management and approved by the Board of Trustees. There were various factors considered in reaching a fair value determination including, but not limited to, the following: the type of security, public information obtained from the issuer and the primary stock exchange on which the issuer trades.

The following table presents the activity of the Fund’s investments measured at fair value using significant unobservable inputs (Level 3 valuations) for the period ended November 30, 2011.

Level 3 Holdings	Securities

Beginning Balance at 5/31/11	$—	*
Net Realized Gain/Loss	—
Change in Unrealized Gain/Loss	—
Purchases	—
Sales	—
Transfers In	—
Transfers Out	—
Ending Balance at 11/30/11	$—

Guggenheim Frontier Markets ETF

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Common Stocks:
Basic Materials	$10,714	$—	$—	$10,714
Communications	5,098	—	—	5,098
Consumer, Cyclical	6,683	—	—	6,683
Consumer, Non-cyclical	5,404	—	—	5,404
Energy	24,364	—	—	24,364
Financial	29,768	8,078	—	37,846
Industrial	5,202	—	—	5,202
Utilities	17,406	—	—	17,406
Preferred Stocks	17,148	—	—	17,148
Exchange Traded Fund	485	—	—	485
Investments of Collateral for Securities Loaned	13,536	—	—	13,536
Total	$135,808	$8,078	$—	$143,886

The transfers in and out of the valuation levels for the Fund as of the report date when compared to the valuation levels at the end of the previous fiscal year are detailed below.

$(000s)

Transfers from Level 1 to Level 2:	$5,641
Transfers from Level 2 to Level 1:	$2,372

The transfers from Level 1 to Level 2 were the result of the lack of trading volume in the primary exchange for the securities on November 30, 2011.

The transfer from Level 2 to Level 1 was the result of the availability of a sale price on the principal exchange on November 30, 2011.

Guggenheim Timber ETF

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Common Stocks	$106,157	$—	$—	$106,157
Participation Notes	—	8,068	—	8,068
Investments of Collateral for Securities Loaned	5,034	—	—	5,034
Total	$111,191	$8,068	$—	$119,259

Guggenheim Yuan Bond ETF

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Corporate Bonds	$—	$4,800	$—	$4,800
Total	$—	$4,800	$—	$4,800

All securities held by Guggenheim Canadian Energy Income ETF, Guggenheim International Multi-Asset Income ETF, and Guggenheim Shipping ETF were valued using quoted prices in active markets (Level 1). There were no transfers between levels for these Funds for the period ended November 30, 2011.

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of

Semiannual Report | November 30, 2011 | 59

Notes to Financial Statements (unaudited) continued

applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

The Funds record the character of dividends received from master limited partnerships (“MLPs”) based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

REIT distributions received by a Fund are generally comprised of ordinary income, long-term and short-term capital gains and return of capital. The actual character of amounts received during the year is not known until after the fiscal year end. A Fund records the character of distributions received from REITs during the year based on historical information available. A Fund’s characterization may be subsequently revised based on information received from REITs after their tax reporting periods conclude.

(c) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the mean of the bid and asked price of respective exchange rates on the date of the transaction.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund’s accounting records on the date of receipt are included as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, are included in unrealized appreciation/(depreciation) on foreign currency translations.

(d) Distributions
The Funds intend to pay substantially all of their net investment income to shareholders. Distribution frequency is as follows:

Fund	Frequency

Guggenheim Canadian Energy Income ETF	Quarterly
Guggenheim China Real Estate ETF	Annual
Guggenheim China Small Cap ETF	Annual
Guggenheim Frontier Markets ETF	Annual
Guggenheim International Multi-Asset Income ETF	Quarterly
Guggenheim Shipping ETF	Quarterly
Guggenheim Timber ETF	Annual
Guggenheim Yuan Bond ETF	Monthly

In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(e) Securities Lending
Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. The loans are collateralized at all times by cash and/or high grade debt obligations in an amount at least equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned as determined at the close of business on the preceding business day. Each Fund receives compensation for lending securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. These payments from the borrower are not eligible for reduced tax rates as “qualified dividend income” under the Jobs and Growth Tax Reconciliation Act of 2003. The Funds retain all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower. Lending portfolio securities could result in a loss or delay in recovering each Fund’s securities if the borrower defaults. The securities lending income earned by the Funds is disclosed on the Statement of Operations.

(f) Recent Accounting Pronouncements
On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued ASU 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, (ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity, and (iv) a narrative description of the sensitivity of the

60 | Semiannual Report | November 30, 2011

Notes to Financial Statements (unaudited) continued

fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and is therefore not effective for the current fiscal year. Guggenheim Funds Investments Advisors, LLC (the “Adviser”) is in the process of assessing the impact of the updated standards on the Funds’ financial statements.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of each Fund, and the Adviser, the Adviser manages the investment and reinvestment of each Fund’s assets and administers the affairs of each Fund to the extent requested by the Board of Trustees.

Pursuant to the Agreement, each Fund listed in the below table pays the Adviser an advisory fee. The advisory fee is payable on a monthly basis at the annual rate set forth below based on each Fund’s average daily net assets:

Fund	Rate

Guggenheim Canadian Energy Income ETF	0.50%
Guggenheim China Real Estate ETF	0.50%
Guggenheim China Small Cap ETF	0.55%
Guggenheim Frontier Markets ETF	0.50%
Guggenheim International Multi-Asset Income ETF	0.50%
Guggenheim Timber ETF	0.50%

Pursuant to the Agreement, the Funds listed in the following table pay the Adviser a unitary management fee for the services and facilities it provides. The unitary management fee is payable on a monthly basis at the annual rate set forth below based on each Fund’s average daily net assets:

Fund	Rate

Guggenheim Shipping ETF	0.65%
Guggenheim Yuan Bond ETF	0.65%

Out of the unitary management fee, the Adviser pays substantially all the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Under a separate Fund Administration agreement, the Adviser provides Fund Administration services to the Funds. The Adviser receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of each Fund:

Net Assets	Rate

First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

Due to its unitary fee structure, the Guggenheim Shipping ETF and Guggenheim Yuan Bond ETF do not charge a separate Fund Administration fee.

For the period ended November 30, 2011, the following Funds recognized Fund Administration expenses and waived Fund Administration expenses as follows:

	Fund	Fund
	Administration	Administration
	Expense	Expense Waived

Guggenheim Canadian Energy Income ETF	$22,400	$—
Guggenheim China Real Estate ETF	3,477	3,477
Guggenheim China Small Cap ETF	28,444	—
Guggenheim Frontier Markets ETF	21,984	—
Guggenheim International Multi-Asset Income ETF	12,553	—
Guggenheim Timber ETF	20,368	—

The Bank of New York Mellon (“BNY”) acts as the Funds’ custodian, accounting agent, transfer agent and security lending agent. As custodian, BNY is responsible for the custody of the Funds’ assets. As accounting agent, BNY is responsible for maintaining the books and records of the Funds. As transfer agent, BNY is responsible for performing transfer agent services for the Funds. As security lending agent, BNY is responsible for executing the lending of portfolio securities to creditworthy borrowers.

J.P. Morgan Investment Management, Inc. (“JPMIM”) and JF International Management Inc. (“JFIMI”), and with JPMIM, (the “Investment Sub-Advisers”) act as the sub-advisers for Guggenheim Yuan Bond ETF, pursuant to the sub-advisory agreement with the Investment Adviser. In this capacity, the Investment Sub-Advisers supervise and manage the investment portfolio for the aforementioned Fund, and direct the purchases and sales of the Fund’s investment securities.

The Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund, not including the Guggenheim Shipping ETF and Guggenheim Yuan Bond ETF, (excluding interest expense, a portion of the Fund’s licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding the following percentages of average net assets per year, at least until December 31, 2014:

Fund	Rate

Guggenheim Canadian Energy Income ETF	0.65%
Guggenheim China Real Estate ETF	0.65%
Guggenheim China Small Cap ETF	0.70%
Guggenheim Frontier Markets ETF	0.65%
Guggenheim International Multi-Asset Income ETF	0.65%
Guggenheim Timber ETF	0.65%

Amounts owed to each Fund from the Adviser are shown in the Statements of Assets and Liabilities.

The Trust and the Adviser have entered into an Expense Reimbursement Agreement in which for a period of five years subsequent to each Fund’s commencement of operations, the Adviser may recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund’s expense ratio, including the recovered expenses, falls below the expense cap.

Semiannual Report | November 30, 2011 | 61

Notes to Financial Statements (unaudited) continued

For the six months ended November 30, 2011, the Adviser waived fees and assumed the following fees and expenses:

			Potentially Recoverable
			Expenses Expiring
	Advisory
	Fees	Expenses
	Waived	Assumed	2012		2013	Total

Guggenheim Canadian Energy Income ETF	$62,153	$—	$356,664	*	—	$356,664
Guggenheim China Real Estate ETF	63,224	29,792	406,821	*	—	406,821
Guggenheim China Small Cap ETF	235,686	—	1,202,229	*	—	1,202,229
Guggenheim Frontier Markets ETF	81,001	—	101,101		241,575*	342,676
Guggenheim International Multi-Asset Income ETF	93,943	—	412,318	*	—	412,318
Guggenheim Timber ETF	99,942	—	426,791	*	—	426,791

*Per the Expense Reimbursement Agreement discussed above, this year represents the last year the Fund will be eligible to recover fees and expenses.

Certain officers of the Trust may also be officers, directors and/or employees of the Adviser. The Trust does not compensate its officers who are officers, directors and/or employees of the Adviser.

Licensing Fee Agreements:
The Adviser has entered into licensing agreements on behalf of each Fund with the following Licensors:

Fund	Licensor

Guggenheim Canadian Energy Income ETF	Sustainable Wealth Management, Ltd.
Guggenheim China Real Estate ETF	AlphaShares LLC
Guggenheim China Small Cap ETF	AlphaShares LLC
Guggenheim Frontier Markets ETF	The Bank of New York Mellon
Guggenheim International Multi-Asset Income ETF	Zacks Investment Research, Inc.
Guggenheim Shipping ETF	CME Group Index Services
Guggenheim Timber ETF	Beacon Indexes LLC
Guggenheim Yuan Bond ETF	AlphaShares LLC

The above trademarks are trademarks owned by the respective Licensors. These trademarks have been licensed to the Adviser for use for certain purposes with the Funds. The Funds are not sponsored, endorsed, sold or promoted by the Licensors and the Licensors make no representation regarding the advisability of investing in shares of the Funds. Up to 5 basis points of licensing fees are excluded from the expense cap for the Funds without a unitary fee.

Note 4 – Federal Income Taxes:
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Funds intend not to be subject to U.S. federal excise tax.

At November 30, 2011, the cost of investments and accumulated unrealized appreciation/depreciation on investments, excluding foreign currency, for federal income tax purposes were as follows:

	Cost of Investments	Gross Tax	Gross Tax	Net Tax Unrealized	Net Tax Unrealized Appreciation (Depreciation )
	for Tax	Unrealized	Unrealized	Appreciation	on Foreign
	Purposes	Appreciation	Depreciation	(Depreciation )	Currency

Guggenheim Canadian
Energy Income ETF	$194,414,412	$3,842,472	$(18,134,011)	$(14,291,539)	$3,943
Guggenheim China
Real Estate ETF	29,720,600	260,089	(9,050,145)	(8,790,056)	142
Guggenheim China
Small Cap ETF	271,371,722	4,219,124	(88,966,864)	(84,747,740)	114
Guggenheim Frontier
Markets ETF	175,636,124	627,906	(32,378,126)	(31,750,220)	—
Guggenheim International
Multi-Asset Income ETF	100,961,791	2,750,123	(7,300,382)	(4,550,259)	1,762
Guggenheim Shipping ETF	36,737,864	285,459	(7,560,268)	(7,274,809)	(154)
Guggenheim Timber ETF	137,941,701	3,287,708	(21,970,235)	(18,682,527)	(4,208)
Guggenheim Yuan Bond ETF	4,807,741	11,989	(19,494)	(7,505)	2,080

Tax components of the following balances as of May 31, 2011 (the most recent fiscal year end for federal income tax purposes), were as follows:

	Undistributed Ordinary Income/(Accumulated Ordinary Loss	)	Undistributed Long-Term Gains/(Accumulated Capital & Other Loss )

Guggenheim Canadian Energy Income ETF	$1,321,229		$(17,742,677)
Guggenheim China Real Estate ETF	89,256		(15,425,581)
Guggenheim China Small Cap ETF	1,925,696		(12,271,578)
Guggenheim Frontier Markets ETF	3,833,852		(6,369,877)
Guggenheim International Multi-Asset Income ETF	125,273		(9,931,229)
Guggenheim Shipping ETF	250,633		(181,537)
Guggenheim Timber ETF	2,186,890		(25,285,861)

62 | Semiannual Report | November 30, 2011

Notes to Financial Statements (unaudited) continued

Distributions to Shareholders:
The tax character of distributions paid during the year ended May 31, 2011 (the most recent fiscal year end for federal income tax purposes) was as follows:

Distributions
paid from
Ordinary Income

Guggenheim Canadian Energy Income ETF	2,620,250
Guggenheim China Real Estate ETF	498,780
Guggenheim China Small Cap ETF	6,445,650
Guggenheim Frontier Markets ETF	1,265,040
Guggenheim International Multi-Asset Income ETF	3,195,800
Guggenheim Shipping ETF	271,500
Guggenheim Timber ETF	4,128,300

At May 31, 2011 (the most recent fiscal year end for federal income tax purposes), for federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by the regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

	Capital Loss	Capital Loss	Capital Loss	Capital Loss
	expiring in	expiring in	expiring in	expiring in
	2016	2017	2018	2019	Total

Guggenheim Canadian
Energy Income ETF	$—	$3,706,876	$12,869,693	$1,166,108	$17,742,677
Guggenheim China
Real Estate ETF	—	—	6,825,537	—	6,825,537
Guggenheim China
Small Cap ETF	—	—	6,954,707	—	6,954,707
Guggenheim Frontier
Markets ETF	—	241,589	3,686,218	364,152	4,291,959
Guggenheim
International
Multi-Asset
Income ETF	434,730	2,191,498	4,095,993	2,536,694	9,258,915
Guggenheim
Shipping ETF	—	—	—	—	—
Guggenheim
Timber ETF	—	3,823,203	18,282,954	1,567,565	23,673,722

Capital Losses utilized during
the fiscal year ended May 31, 2011

Guggenheim China Real Estate ETF	1,061,562
Guggenheim China Small Cap ETF	1,312,179

Capital and foreign currency losses incurred after October 31 (“post-October losses”) within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. During the year ended May 31, 2011 (the most recent fiscal year end for federal income tax purposes), the following Funds incurred and will elect to defer net capital losses, currency losses and passive foreign investment company (PFIC) losses as follows:

		Post-October
	Post-October	Foreign Currency
	Capital Losses	and PFIC Losses

Guggenheim Canadian Energy Income ETF	$—	$—
Guggenheim China Real Estate ETF	8,600,044	—
Guggenheim China Small Cap ETF	5,316,871	2,832,872
Guggenheim Frontier Markets ETF	2,077,918	3,467
Guggenheim International Multi-Asset Income ETF	672,314	24,247
Guggenheim Shipping ETF	181,537	3,887
Guggenheim Timber ETF	1,612,139	112,548

For all open tax years and all major jurisdictions, management of the Trust has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to Regulated Investment Companies, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules in effect previously limit the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

Note 5 – Investment Transactions:
For the period ended November 30, 2011, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales

Guggenheim Canadian Energy Income ETF	61,469,318	61,904,567
Guggenheim China Real Estate ETF	1,925,355	1,356,841
Guggenheim China Small Cap ETF	14,160,179	8,182,494
Guggenheim Frontier Markets ETF	25,837,847	23,417,761
Guggenheim International Multi-Asset Income ETF	39,263,517	39,278,723
Guggenheim Shipping ETF	7,949,826	7,876,975
Guggenheim Timber ETF	65,025,348	67,307,822
Guggenheim Yuan Bond ETF	4,809,936	—

Semiannual Report | November 30, 2011 | 63

Notes to Financial Statements (unaudited) continued

For the period ended November 30, 2011, in-kind transactions were as follows:

	Purchases	Sales

Guggenheim Canadian Energy Income ETF	7,216,519	59,385,410
Guggenheim China Real Estate ETF	7,549,856	7,073,357
Guggenheim China Small Cap ETF	—	93,728,432
Guggenheim Frontier Markets ETF	24,242,422	44,164,289
Guggenheim International Multi-Asset Income ETF	16,878,281	13,406,730
Guggenheim Shipping ETF	26,071,331	—
Guggenheim Timber ETF	—	59,226,320
Guggenheim Yuan Bond ETF	—	—

Note 6 – Capital:
Shares are issued and redeemed by the Funds only in Creation Unit size aggregations of 50,000 to 100,000 shares. Such transactions are only permitted on an in-kind basis, with separate cash payment, which is balancing each component to equate the transaction to the net asset value per share of the Fund on the transaction date. Transaction fees ranging from $500 to $7,000 are charged to those persons creating or redeeming Creation Units. An additional charge of up to four times the Creation or Redemption Transaction Fee may be imposed with respect to transactions effected outside of the Clearing Process or to the extent that cash is used in lieu of securities to purchase Creation Units or redeem for cash.

Note 7 – Distribution Agreement:
The Board of Trustees of the Trust (“Board of Trustees”) has adopted a distribution and services plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. No such fee may be paid in the future without further approval by the Board of Trustees.

Note 8 – Indemnifications:
In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against a Fund that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 10 – Subsequent Event:
The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements, except as noted below.

Subsequent to November 30, 2011, the Fund paid the following dividend payable on December 7, 2011, to shareholders of record on December 5, 2011. The dividend rate per common share was as follows:

Fund	Rate

Guggenheim Yuan Bond ETF	$0.019

Subsequent to November 30, 2011, the Board of Trustees declared the following dividends payable on December 30, 2011, to shareholders of record on December 28, 2011. The dividend rates per common share were as follows:

	Income	Supplemental	Total
Fund	Distribution	Distribution	Distribution

Guggenheim Canadian Energy Income ETF	$0.141	$0.086	$0.227
Guggenheim China Real Estate ETF	0.193	—	0.193
Guggenheim China Small Cap ETF	0.620	—	0.620
Guggenheim Frontier Markets ETF	0.824	—	0.824
Guggenheim International Multi-Asset Income ETF	0.113	—	0.113
Guggenheim Shipping ETF	0.092	—	0.092
Guggenheim Timber ETF	0.387	—	0.387

Subsequent to November 30, 2011, the Board of Trustees declared the following dividend payable on January 3, 2012, to shareholders of record on December 30, 2011. The dividend rate per common share was as follows:

Fund	Rate

Guggenheim Yuan Bond ETF	$0.021

64 | Semiannual Report | November 30, 2011

Supplemental Information | (unaudited)

Federal Income Tax Information
In January 2012, shareholders will be advised on IRS Form 1099 DIV or substitute 1099DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2011.

Trustees
The Trustees of the Trust and their principal business occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupations during the Past Five Years and Other Affiliations	Number of Funds in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee during the Past Five Years
Independent Trustees:
Randall C. Barnes Year of Birth: 1951 Trustee	Since 2006	Private Investor (2001-present). Formerly, Senior Vice President & Treasurer, PepsiCo, Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development of PepsiCo, Inc. (1987-1997).	56	None.
Roman Friedrich III Year of birth: 1946 Trustee	Since 2010	Founder and President of Roman Friedrich & Co., Ltd., a mining and metals investment bank (1998-present). Advisory Board Member of McNicoll, Lewis & Vlak, an investment bank and institutional broker-dealer specializing in capital intensive industries such as energy, metals and mining (2010-present).	50
Director, Axiom Gold and Silver Corp. (2011-present), Windstorm Resources, Inc. (2011-present), Zincore Metals, Inc. (2009-present). StrataGold Corp. (2003-2009), Gateway Gold Corp. (2004-2008), GFM Resources Ltd. (2005-2010).

Robert B. Karn III Year of Birth: 1942 Trustee	Since 2010	Consultant (1998-present). Previously, Managing Partner, Financial and Economic Consulting, St. Louis office of Arthur Andersen, LLP.	50	Director of Peabody Energy Company (2003-present), GP Natural Resource Partners LLC (2002-present).
Ronald A. Nyberg Year of birth: 1953 Trustee	Since 2006	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	58	None.
Ronald E. Toupin, Jr. Year of birth: 1958 Trustee	Since 2006	Portfolio Consultant (2010-present). Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Company, Inc. (1982-1999).	55	Trustee, Bennett Group of Funds (2011-present).

*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532
**	This is the period for which the Trustee began serving the Trust. Each Trustee is expected to serve an indefinite term, until his successor is elected.
***
As of period end. The Guggenheim Funds Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC and/or Guggenheim Funds Distributors, Inc. The Guggenheim Funds Complex is overseen by multiple Boards of Trustees.

Semiannual Report | November 30, 2011 | 65

Supplemental Information (unaudited) continued

Officers
The Officers of the Trust and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations

Officers:
Kevin M. Robinson Year of Birth: 1959 Chief Executive Officer Chief Legal Officer	Since 2010 Since 2008
Senior Managing Director and General Counsel of Guggenheim Funds Investment Advisors, LLC, Guggenheim Funds Distributors, Inc., and Guggenheim Funds Services Group, Inc. (2007-present). Chief Legal Officer and Chief Executive Officer of certain other funds in the Fund Complex. Formerly, Associate General Counsel and Assistant Corporate Secretary of NYSE Euronext, Inc. (2000-2007).

John Sullivan Year of Birth: 1955 Chief Accounting Officer, Chief Financial Officer and Treasurer	Since 2010
Senior Managing Director of Guggenheim Funds Investment Advisors, LLC and Guggenheim Funds Distributors, Inc. (2010-present) Chief Accounting Officer, Chief Financial Officer and Treasurer of certain other Funds in the Fund Complex. Formerly, Chief Compliance Officer, Van Kampen Funds (2004–2010).

Bruce Saxon Year of Birth: 1957 Chief Compliance Officer	Since 2006
Vice President, Fund Compliance Officer of Guggenheim Funds Services Group, Inc. (2006 to present). Chief Compliance Officer of certain other funds in the Fund Complex. Formerly, Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006).

Mark E. Mathiasen Year of Birth: 1978 Secretary	Since 2011	Vice President; Assistant General Counsel of Guggenheim Funds Services Group, Inc. (2007-present). Secretary of certain funds in the Fund Complex. Formerly, Law Clerk, Idaho State Courts (2003-2006).
William H. Belden, III Year of Birth: 1965 Vice President	Since 2006	Managing Director of Guggenheim Funds Investment Advisors, LLC (2005-present). Formerly, Vice President of Product Management at Northern Trust Global Investments (1999-2005).
David A. Botset Year of Birth: 1974 Vice President	Since 2010
Senior Vice President, Guggenheim Funds Distributors, Inc. (2008-present). Formerly, Vice President, Guggenheim Funds Distributors, Inc. (2007-2008); Assistant Vice President, Investment Development and Oversight, Nuveen Investments (2004-2007); Assistant Vice President Internal Sales and Service Nuveen Investments.

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

66 | Semiannual Report | November 30, 2011

Claymore Exchange-Traded Fund Trust 2

Considerations Regarding Annual Review of the Investment Advisory
Agreements and Investment Sub-Advisory Agreement

On August 30, 2011, the Boards of Trustees (together, the “Board”) of Claymore Exchange-Traded Fund Trust and Claymore Exchange-Traded Fund Trust 2 (together the “Trusts,” with the separate series thereof referred to individually as a “Fund” and collectively as the “Funds”), including those trustees who are not “interested persons” as defined by the Investment Company Act of 1940, as amended (the “Independent Trustees”), on the recommendation of the Board’s Nominating & Governance Committees (referred to as the “Committee” and consisting solely of the Independent Trustees), considered the renewal of the investment advisory agreements (the “Advisory Agreements”) between the Trusts and Guggenheim Funds Investment Advisors, LLC (the “Adviser”) on behalf of the following Funds:

Claymore Exchange-Traded Fund Trust	Claymore Exchange-Traded Fund Trust 2

Guggenheim BRIC ETF	Guggenheim Airline ETF
Guggenheim Defensive Equity ETF	Guggenheim China All-Cap ETF
Guggenheim Insider Sentiment ETF	Guggenheim China Technology ETF
Guggenheim International Small Cap LDRs ETF	Guggenheim EW Euro-Pacific LDRs ETF
Guggenheim Mid-Cap Core ETF	Guggenheim Solar ETF
Guggenheim Multi-Asset Income ETF	Guggenheim S&P Global Water Index ETF
Guggenheim Ocean Tomo Growth Index ETF	Guggenheim Canadian Energy Income ETF
Guggenheim Ocean Tomo Patent ETF	Guggenheim China Real Estate ETF
Guggenheim Raymond James SB-1 Equity ETF	Guggenheim China Small Cap ETF
Guggenheim Sector Rotation ETF	Guggenheim Frontier Markets ETF
Guggenheim Spin-Off ETF	Guggenheim International Multi-Asset Income ETF
Wilshire 4500 Completion ETF	Guggenheim Shipping ETF
Wilshire 5000 Total Market ETF	Guggenheim Timber ETF
Wilshire Micro-Cap ETF
Wilshire US REIT ETF
Guggenheim Enhanced Core Bond ETF
Guggenheim Enhanced Ultra-Short Bond ETF
Guggenheim BulletShares 2011 Corporate Bond Fund ETF
Guggenheim BulletShares 2012 Corporate Bond Fund ETF
Guggenheim BulletShares 2013 Corporate Bond Fund ETF
Guggenheim BulletShares 2014 Corporate Bond Fund ETF
Guggenheim BulletShares 2015 Corporate Bond Fund ETF
Guggenheim BulletShares 2016 Corporate Bond Fund ETF
Guggenheim BulletShares 2017 Corporate Bond Fund ETF
Guggenheim S&P Global Dividend Opportunities Index ETF

The Board also considered the renewal of the Investment Subadvisory Agreement (“Subadvisory Agreement”) among Claymore Exchange-Traded Fund Trust, the Adviser and Guggenheim Partners Asset Management, LLC (the “Subadviser”) with respect to Wilshire 4500 Completion ETF, Wilshire 5000 Total Market ETF and Wilshire US Real Estate Investment Trust (the “Subadvised Funds”). As part of its review process, the Committee was represented by independent legal counsel. The Board and Committee reviewed materials received from the Adviser, the Subadviser and independent legal counsel. The Board and Committee also had previously received, throughout the year, Board meeting information regarding performance and operating results of the Funds.

The Committee met independently of the Funds’ management to consider the renewal of the investment advisory agreements. In preparation for its review, the Committee communicated with independent legal counsel regarding the nature of information to be provided, and independent legal counsel, on behalf of the Committee, sent a formal request for information to the Adviser and Subadviser and a supplemental request for information to the Adviser and Subadviser. The Adviser and Subadviser provided extensive information in response to the requests. Among other information, the Adviser and Subadviser provided general information to assist the Committee in assessing the nature and quality of services provided, information provided by the Adviser comparing the investment advisory fees and expense ratios of the Funds to other exchange-traded funds and to other funds in a peer group provided by the Adviser, information about the Adviser’s and Subadviser’s financial position, the profitability from the Advisory Agreements to the Adviser, the profitability of the Subadvisory Agreements to the Subadviser and the compliance program of the Adviser and Subadviser.

Based upon its review, the Board and the Committee concluded that it was in the best interests of the Funds to renew the Advisory Agreements and the Subadvised Funds to renew the Subadvisory Agreement. In reaching this conclusion for the Funds, no single factor was determinative in the Board’s analysis, but rather the Board considered a variety of factors.

Investment Advisory Agreements

In evaluating the nature, extent and quality of the Adviser’s services, the Board reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s organization, the background and experience of the persons responsible for the day-to-day management of the Funds, and the responsibility to oversee the Subadviser. The Board also considered the secondary market support provided by the Adviser to the Funds, including the Adviser’s efforts to educate investment professionals about the Funds and other funds sponsored by the Adviser. The Board reviewed financial information regarding the Adviser and its parent company and considered the parent company’s guaranty of the Adviser’s financial obligations under the Investment Advisory Agreements and considered the anticipated integration of the Adviser’s asset management business with that of Rydex/SGI entities. The Board reviewed information on the return of the Funds compared to the return of their benchmark indices and broad market indices. The Board also reviewed reports on the correlation and tracking error between the underlying index and each Fund’s return. The Board considered that each of the Funds was correlated to its underlying index, as applicable, and that the tracking error for each Fund was within a reasonable range noting the Adviser’s explanations for tracking error and that two of the Funds were actively managed as of June 1, 2011.

The Board reviewed and discussed the information provided by the Adviser on each Fund’s advisory fee and expense ratio, as compared to those of the peer group funds provided by the Adviser. The Board reviewed the advisory fees for the Funds and noted that the Adviser had either contractually agreed to waive the fee and/or reimburse expenses to absorb annual operating expenses of certain Funds (excluding interest expenses, a portion of each Fund’s licensing fees, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of a Fund’s business) over a particular amount or, for certain other Funds, the Board noted that the advisory fee was a unitary fee pursuant to which the Adviser assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the fee payments under the respective Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The Board noted that the advisory fees were generally within the range of the peer group funds provided by the Adviser and noted the unique nature of certain Funds making “peer” comparisons less relevant.

In conjunction with its review of fees, the Board also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreements, as well as the fees waived, for certain Funds and the estimated allocated direct and indirect costs the Adviser incurred in providing the services to the Funds.

Semiannual Report | November 30, 2011 | 67

Claymore Exchange-Traded Fund Trust 2

Considerations Regarding Annual Review of the Investment Advisory
Agreements and Investment Sub-Advisory Agreement (continued)

The Board considered the extent to which economies of scale could be realized with respect to the management of the Funds as the Funds grow and whether fee levels reflected a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered each Fund’s asset size, advisory fee structure, net expense ratio giving effect to any applicable expense waiver and/or reimbursement agreement or unitary fee agreement with the Adviser and whether the investment process produced economies of scale. The Board considered the Adviser’s statement that, while it has experienced economies of scale as an organization through the introduction of new products, it is concurrently incurring new costs from increased staff and upgraded systems.

The Board considered other benefits available to the Adviser because of its relationship with the Funds and noted that the administrative service fees received by the Adviser from serving as administrator provide it with additional revenue for the Funds without a unitary fee structure. The Board also noted the Adviser’s statement that it benefits from its association with the Funds by being able to offer investors a range of investment products.

Subadvisory Agreement

With respect to the nature, extent and quality of the services provided by the Subadviser, the Board considered the qualifications, experience, reputation and skills of the Subadviser’s personnel providing services to the Subadvised Funds and other key personnel. The Board concluded that the Subadviser had personnel qualified to provide the services under the Subadvisory Agreement. The Board reviewed information on the performance of the Subadvised Funds and the performance of their benchmark indices noting that the Subadviser primarily provides optimization services. The Board also reviewed reports on the correlation and tracking error between the underlying index and each Subadvised Fund’s performance.

The Board considered the Subadviser’s statement that it had not received any subadvisory fees for its services and that the Subadvisory Agreement was negotiated at arm’s length between the Adviser and the Subadviser and that the Adviser compensates the Subadviser from its fees. On the basis of the information provided, the Board concluded that the subadvisory fee rate for the Subadvised Funds was reasonable.

The Board considered whether there were economies of scale with respect to the subadvisory services provided to the Subadvised Funds under the Subadvisory Agreement. The Board noted that the Subadvised Funds were relatively new and had not attracted significant assets and determined to address economies of scale when the Subadvised Funds had significant assets.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements and Subadvisory Agreement continue to be fair and reasonable and that the continuation of the Advisory Agreements and Subadvisory Agreement is in the best interests of the Funds, taking into consideration such factors as it deemed appropriate in its business judgment.

68 | Semiannual Report | November 30, 2011

Board Considerations Regarding Approval of Advisory Agreement and
Sub-Advisory Agreement

CLAYMORE EXCHANGE TRADED FUND TRUST 2 (the “Trust”)

Guggenheim Yuan Bond ETF

The Investment Advisory Agreement between Guggenheim Funds Investment Advisors, LLC (the “Adviser”) and the Trust, on behalf of the above-named series (the “Fund”) (the “Investment Advisory Agreement”), and the Investment Sub-Advisory Agreement among the Trust, the Adviser and J.P. Morgan Investment Management, Inc. and JF International Management Inc. (the “Investment Sub-Advisory Agreement”), was approved by the Board of Trustees, including the trustees who are not parties to such agreement or interested persons of any such party, on September 8, 2011. (The Investment Advisory Agreement and the Investment Sub-Advisory Agreement are together referred to as the “Advisory Agreements.”) The Board of Trustees, including a majority of the independent trustees, determined that approval of the Advisory Agreements was in the best interests of the Fund. The independent trustees, with the assistance of independent legal counsel, met separately from the officers and employees of the Adviser and J.P. Morgan Investment Management, Inc. and JF International Management Inc. (collectively, the “Sub-Advisers”) to consider approval of the Advisory Agreements. The Board of Trustees, including the independent trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together. In evaluating whether to approve the Advisory Agreements for the Fund, the Board considered numerous factors, as described below.

Investment Advisory Agreement

With respect to the nature, extent and quality of the services to be provided by the Adviser under the Investment Advisory Agreement, the Board considered and reviewed information concerning the services proposed to be provided under the Investment Advisory Agreement, the proposed benchmark index for the Fund (the “Index”), the Adviser’s Form ADV, financial information regarding the Adviser, information describing the Adviser’s organization, the background and experience of the persons who would be responsible for the management of the Fund, the anticipated financial support of the Fund and the nature and quality of services provided to other exchange-traded funds (“ETFs”) and closed-end funds by the Adviser. The Board also considered the services to be provided by the Adviser in its oversight of the Sub-Advisers, the Fund’s custodian, transfer agent, accounting agent, as well as the Index licensor for the Fund, and noted the significant time and effort that would be devoted to this oversight function. Since the Fund is newly organized and has no investment performance, the Board did not consider investment performance of the Fund. Based upon its review, the Board concluded that the Adviser was qualified to manage the Fund and to oversee the services to be provided by other service providers and that the services to be provided by the Adviser to the Fund were expected to be satisfactory.

With respect to the costs of services to be provided and profits to be realized by the Adviser, the Board considered the resources involved in managing the Fund as well as the proposed unitary fee structure for the Fund. The Board noted that because the Fund was newly organized and had no assets, the Adviser did not provide profitability information. However, based upon the proposed unitary fee structure for the Fund, the Board concluded that profitability was not expected to be unreasonable.

The Board also reviewed information provided by the Adviser showing the proposed advisory fee for the Fund as compared to those of a peer group of ETFs provided by the Adviser. The Board considered that the advisory fee was proposed to be a unitary fee of 0.65% of the Fund’s average daily net assets, pursuant to which the Adviser would assume all expenses of the Fund (including the cost of the Sub-Advisers, transfer agency, custody, fund administration, legal, audit and other services) other than the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The Board considered that the Fund’s proposed fee was higher than the gross advisory fees and net expense ratios of the peer group of ETFs provided by the Adviser, and noted the Adviser’s statement that the Fund would offer exposure to bonds issued in a single currency by Chinese and non-Chinese issuers rather than broad exposure to emerging market debt. The Board concluded that the Fund’s advisory fee was reasonable given the nature, extent and anticipated quality of the services to be provided under the Investment Advisory Agreement.

Because the Fund was newly organized, the Board noted the Fund’s proposed unitary fees and determined to review economies of scale (for both the advisory and subadvisory fees) in the future when the Fund had attracted assets. The Board considered benefits to be derived by the Adviser from its relationship with the Fund, including the separate Administration Agreement with the Trust, noting that a separate fee would not be charged due to the unitary fee structure. The Board concluded that the advisory fee was reasonable, taking into account these benefits.

Sub-Advisory Agreement

With respect to the nature, extent and quality of the services to be provided by the Sub-Advisers, the Board considered the Sub-Advisers’ reputations as asset managers and the Adviser’s recommendation to retain the Sub-Advisers to manage the portfolio and trading for the Fund. The Board also considered the Sub-Advisers’ experience in the fledgling dim sum bond market and noted that the Sub-Advisers were among the relatively few asset managers with experience managing assets in that market. The Board considered and reviewed the Form ADVs, Codes of Ethics, compliance procedures and financial information of the Sub-Advisers. Since the Fund was newly organized and had no investment performance, the Board did not consider investment performance of the Fund. Based upon its review, the Board concluded that the services to be provided by the Sub-Advisers were expected to be satisfactory.

The Board considered the subadvisory fees proposed to be paid to the Sub-Advisers and considered that they were negotiated at arm’s length between the Adviser and the Sub-Advisers and that the Adviser would compensate the Sub-Advisers from its fees. On the basis of the information provided, the Board concluded that the proposed subadvisory fees for the Fund were reasonable.

In concluding that the Sub-Advisers’ anticipated profitability would not be unreasonable, the Board determined that it need not review the estimated level of profits to the Sub-Advisers because, as the Board noted, the Adviser will compensate the Sub-Advisers from its own advisory fees and the Adviser had negotiated the Subadvisory Agreement with the Sub-Advisers at arm’s-length.

The Board considered benefits to be derived by the Sub-Advisers from their relationship with the Fund and concluded that the subadvisory fees were reasonable, taking into account these benefits.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements are fair and reasonable and that approval of the Advisory Agreements is in the best interests of the Fund.

Semiannual Report | November 30, 2011 | 69

This Page Intentionally Left Blank.

Trust Information |

Board of Trustees	Officers	Investment Adviser
Randall C. Barnes	Kevin M. Robinson	Guggenheim Funds Investment
	Chief Executive Officer and Chief	Advisors, LLC
Roman Friedrich III	Legal Officer	Lisle, IL

Robert B. Karn III	John Sullivan	Investment Sub-Advisers (RMB)
	Chief Accounting Officer,	J.P. Morgan Investment
Ronald A. Nyberg	Chief Financial Officer	Management, Inc.
	and Treasurer	New York, NY
Ronald E. Toupin, Jr.,		JF International Management Inc.
Chairman	Bruce Saxon
	Chief Compliance Officer	Hong Kong
Distributor
	Mark E. Mathiasen	Guggenheim Funds Distributors, Inc.
	Secretary	Lisle, IL

	William H. Belden III	Administrator
	Vice President	Guggenheim Funds Investment
Advisors, LLC
	David A. Botset	Lisle, IL
Vice President
Accounting Agent, Custodian
and Transfer Agent
The Bank of New York Mellon
New York, NY

Legal Counsel
Dechert LLP
New York, NY

Independent Registered Public
Accounting Firm
Ernst & Young LLP
Chicago, IL

Privacy Principles of the Trust for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding the non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

Questions concerning your shares of the Trust?
•	If your shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (800) 345-7999.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 345-7999, visiting Guggenheim Funds’ website at www.guggenheimfunds.com or by accessing the Funds’ Forms N-PX on the SEC’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Forms N-Q. The Funds’ Forms N-Q are available on the SEC website at www.sec.gov or by visiting Guggenheim Funds’ website at www.guggenheimfunds.com. The Funds’ Forms N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Semiannual Report | November 30, 2011 | 71

Claymore Exchange-Traded Fund Trust 2

About the Trust Adviser |

Guggenheim Funds Investment Advisors, LLC
Guggenheim Funds Investment Advisors, LLC (“Guggenheim Funds”) manages the investment and reinvestment of each Fund’s assets, except the Guggenheim Yuan Bond ETF and administers the affairs of each Fund, except the Guggenheim Yuan Bond ETF to the extent requested by the Board of Trustees. Guggenheim Funds Investment Advisors, LLC also acts as investment adviser to closed-end and open-end management investment companies. Guggenheim Funds and its affiliates provide supervision, management or servicing of assets with a commitment to consistently delivering exceptional service. Guggenheim Funds is a subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm with more than $125 billion in assets under supervision. Guggenheim Partners, through its affiliates, provides investment management, investment advisory, insurance, investment banking, and capital markets services. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.

Portfolio Management
The portfolio manager who is currently responsible for the day-to-day management of each Funds’ portfolio, except the Guggenheim Yuan Bond ETF, is Saroj Kanuri, CFA. Mr. Kanuri is a Vice President, ETF Portfolio Management, of the Investment Adviser and Guggenheim Funds Distributors, Inc. and joined Guggenheim Funds Distributors, Inc. in October of 2006. Prior to joining Guggenheim, Mr. Kanuri served as an analyst at Northern Trust Corporation from 2001-2006. Mr. Kanuri received a B.S. in Finance from the University of Illinois at Chicago.

For the Guggenheim Yuan Bond ETF, the portfolio managers responsible for the day-to-day management of the portfolio are Stephen Chang, Managing Director of JF International Management, Inc. (“JFIMI”) and Shaw-Yann Ho, Vice President of JFIMI. Mr. Chang and Ms. Ho have managed the Guggenheim Yuan Bond ETF’s portfolio since its inception.

Stephen Chang, Managing Director of JFIMI, is head of the Asian Fixed Income Team, based in Hong Kong. Mr. Chang joined JPMorgan in 2004 from The Royal Bank of Scotland in Hong Kong where he was a senior interest rates and derivatives trader. Before returning to Hong Kong, Mr. Chang spent 6 years with Fischer Francis Trees & Watts, Inc. in New York, as a global fixed income portfolio manager. Mr. Chang began his career in 1996 with Morgan Stanley & Co., Inc. in New York as an associate, corporate treasury – risk management. He obtained a B.Sc. in Computer Science from Cornell University and a M.Sc. in Management Science from Stanford University and is a holder of the CFA designation.

Shaw-Yann Ho, Vice President of JFIMI, is the head of Asian Credit on the Asia Fixed Income Team. In this role, Ms. Ho manages Asian portfolios as well as contributes Asian credit expertise to Emerging Market Debt and other global funds. Ms. Ho joined the firm in 2011. Prior to this, she was a senior credit analyst at ING Investment Management. Prior to ING, she was a credit analyst at both Mirae Asset Management and Standard Chartered Bank, where she produced sell-side credit research covering both local currency and USD credits in various sectors. Ms. Ho earned a BSc. (Hons) in Finance from University of Warwick.

Claymore Exchange-Traded Fund Trust 2 Overview
The Claymore Exchange-Traded Fund Trust 2 is an investment company consisting of 14 separate exchange-traded “index funds” as of November 30, 2011. The investment objective of each of the funds is to replicate as closely as possible, before fees and expenses, the performance of a specified market index.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund including a discussion of investment objectives, risks, ongoing expenses and sales charges. If a prospectus did not accompany this report, you can obtain one from your financial adviser, from our website at http://www.guggenheimfunds.com or by calling (800)345-7999. Please read the prospectus carefully before investing. The Statement of Additional Information that includes additional information about the Trustees is also available, without charge, upon request via our website at http://www.guggenheimfunds.com or by calling (800)345-7999. All funds are subject to market risk and shares when sold may be worth more or less than their original cost. You can lose money investing in the funds.

Guggenheim Funds Distributors, Inc.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC	NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE
(01/12)

ETF-002-SAR-1111

Item 2.  Code of Ethics.

 Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  Not applicable.

(a)(2)  Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(3)  Not Applicable.

(b)       Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Claymore Exchange-Traded Fund Trust 2

By:             /s/ Kevin M. Robinson

Name:        Kevin M. Robinson

Title:          Chief Executive Officer and Chief Legal Officer

Date:          February 3, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:              /s/ Kevin M. Robinson

Name:         Kevin M. Robinson

Title:           Chief Executive Officer and Chief Legal Officer

Date:           February 3, 2012

By:              /s/ John Sullivan

Name:         John Sullivan

Title:           Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:           February 3, 2012